                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-2

                                   ----------


[ ]  Registration Statement under the Securities Act of 1933



[X]  Pre-Effective Amendment No. 1


[ ]  Post-Effective Amendment No.

                                     and/or


[X] Registration Statement under the Investment Company Act of 1940 Amendment No. 38


(Check Appropriate Box or Boxes)

                                   ----------

                          THE GABELLI EQUITY TRUST INC.
               (Exact Name of Registrant as Specified in Charter)

                                   ----------

                              One Corporate Center
                            Rye, New York 10580-1422
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (800) 422-3554

                                 Bruce N. Alpert
                          The Gabelli Equity Trust Inc.
                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5100
                     (Name and Address of Agent for Service)

                                   ----------

                                   Copies to:


    James E. McKee, Esq.          Rose F. DiMartino, Esq.           Sarah E. Cogan, Esq.
The Gabelli Equity Trust Inc.   Willkie Farr & Gallagher LLP   Simpson Thacher & Bartlett LLP
    One Corporate Center              787 Seventh Ave.              425 Lexington Ave.
  Rye, New York 10580-1422        New York, New York 10019           New York, NY 10017
       (914) 921-5100                  (212) 728-8000                  (212) 455-2000


                                   ----------

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

[X] When declared effective pursuant to section 8(c).

If appropriate, check the following box:

[ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].


[ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .


                                   ----------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                                        Proposed
                                                             Proposed    Maximum
                                                  Amount      Maximum   Aggregate     Amount of
                                                   Being     Offering    Offering   Registration
Title of Securities                             Registered     Price    Price (1)      Fee (2)
---------------------------------------------   ----------   --------   ---------   ------------
[_____] % Series F Cumulative Preferred Stock     20,000        $25      $500,000      $53.50


(1)  Estimated solely for the purpose of calculating the registration fee.


(2) $107.00 was previously wired to the Securities and Exchange Commission account at Mellon Bank, Pittsburgh, Pennsylvania in connection with the initial filing of this registration statement.


     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

                              CROSS-REFERENCE SHEET


N-2 Item Number                                             Location in Part A (Caption)
---------------                                             ----------------------------
PART A

1.  Outside Front Cover                                     Outside Front Cover Page

2.  Cover Pages, Other Offering Information                 Outside Front Cover Page; Inside Front Cover Page

3.  Fee Table and Synopsis                                  Summary

4.  Financial Highlights                                    Financial Highlights

5.  Plan of Distribution                                    Outside Front Cover Page; Summary; Underwriting

6.  Selling Shareholders                                    Not Applicable

7.  Use of Proceeds                                         Use of Proceeds; Investment Objectives and Policies

8.  General Description of the Registrant                   Outside Front Cover Page; Summary; The Fund; Investment
                                                            Objectives and Policies; Risk Factors & Special
                                                            Considerations; How the Fund Manages Risk; Description
                                                            of the Series F Preferred; Anti- Takeover Provisions
                                                            of the Fund's  Charter and By-Laws

9.  Management                                              Outside Front Cover Page; Summary; Management of the
                                                            Fund; Custodian, Transfer Agent, Auction Agent and
                                                            Dividend-Disbursing Agent

10. Capital Shares, Long-Term Debt, and Other Securities    Outside Front Cover Page; Summary; Investment
                                                            Objectives and Policies; Description of the Series F
                                                            Preferred; Description of Capital Stock and Other
                                                            Securities; Taxation Policies; Authorized and
                                                            Outstanding Shares; Taxation

11. Defaults and Arrears on Senior Securities               Not Applicable

12. Legal Proceedings                                       Management of Fund

13. Table of Contents of the Statement of Additional        Table of Contents of the Statement of Additional
    Information                                             Information

N-2 Item Number                                             Location in Statement of Additional Information
---------------                                             -----------------------------------------------
PART B

14. Cover Page                                              Outside Front Cover Page

15. Table of Contents                                       Outside Front Cover Page

16. General Information and History                         Not Applicable

17. Investment Objectives and Policies                      Investment Objectives and Policies; Investment
                                                            Restrictions

18. Management                                              Management of the Fund

19. Control Persons and Principal Holders of Securities     Not Applicable

20. Investment Advisory and Other Services                  Management of the Fund

21. Portfolio Managers                                      Management of the Fund

22. Brokerage Allocation and Other Practices                Portfolio Transactions

23. Tax Status                                              Taxation

24. Financial Statements                                    Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                              SUBJECT TO COMPLETION


                                  _____, 2006


PROSPECTUS


                                     $_______


                          THE GABELLI EQUITY TRUST INC.


               SHARES, _____% SERIES F CUMULATIVE PREFERRED STOCK

                     (LIQUIDATION PREFERENCE $25 PER SHARE)








     The Gabelli Equity Trust Inc. (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to achieve long-term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities. Income is a secondary investment objective. Gabelli Funds, LLC (the "Investment Adviser") serves as investment adviser to the Fund. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in equity securities. The Fund was organized as a Maryland corporation on May 20, 1986 and commenced its investment operations on August 21, 1986. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund's investment objectives will be achieved.



     This prospectus describes the Fund's _____% Series F Cumulative Preferred Stock (the "Series F Preferred"), liquidation preference $25 per share. Distributions on the Series F Preferred are cumulative from their original issue date at the annual rate of _____% of the liquidation preference of $25 per share and are payable quarterly on March 26, June 26, September 26, and December 26 of each year, commencing on December 26, 2006.









     INVESTING IN THE SERIES F PREFERRED INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISK FACTORS AND SPECIAL CONSIDERATIONS" SECTION BEGINNING ON PAGE 19 OF THIS PROSPECTUS.


     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                SERIES F
                                             PREFERRED PER
                                                 SHARE       TOTAL
                                             -------------   -----
Public Offering Price (1)
Underwriting Discount (2)
Proceeds to the Fund (before expenses) (3)



----------
(1)  Plus accumulated distributions, if any, from _____, 2006.


(2) The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.


(3) Offering expenses payable by the Fund (excluding underwriting discount) are estimated at $_____.

MERRILL LYNCH & CO.                     CITIGROUP
A.G. EDWARDS & SONS                     GABELLI & COMPANY, INC.
_____, 2006

     The Series F Preferred being offered by this prospectus is being offered by the underwriters listed in this prospectus, subject to prior sale, when, as and if accepted by them and subject to certain conditions. The Fund expects that delivery of any Series F Preferred will be made in book-entry form through The Depository Trust Company on or about _____, 2006.



     A preliminary application has been made to list the Series F Preferred on the New York Stock Exchange (the "NYSE"). Subject to notice of issuance and, trading of the Series F Preferred on the NYSE is expected to commence within 30 days from the date of this prospectus. Prior to this offering, there has been no public market for the Series F Preferred. See "Underwriting."






     The net proceeds of the offering are estimated at approximately $_____, after deduction of the estimated underwriting discounts and estimated offering expenses payable by the Fund. Absent a material change in market conditions as determined by the Investment Adviser, the Fund will use the net proceeds to redeem shares of 7.20% Series B Cumulative Preferred Stock (the "Series B Preferred"), of which there are currently 4,950,000 shares outstanding with a liquidation preference of $25 per share. To the extent the amount raised in the offering exceeds the amount of Series B Preferred outstanding, the excess amount will be invested in accordance with the investment objectives and policies of the Fund. The Fund intends to redeem shares of Series B Preferred (and, if there are excess proceeds, invest those proceeds in accordance with the Fund's investment objectives and policies) within six months of the completion of the offering. The timing of the redemption (or investment of excess proceeds) within this six month period will depend on the Investment Adviser's judgment as to current market conditions, including, in particular, factors affecting interest rates and the securities in which the Fund invests. See "Use of Proceeds."



     The Fund expects that distributions made on the Series F Preferred will consist of (i) long-term capital gain (gain from the sale of a capital asset held longer than 12 months), (ii) qualified dividend income (dividend income from certain domestic and foreign corporations, provided certain holding period and other requirements are met by both the Fund and the shareholder), and (iii) investment company taxable income (other than qualified dividend income, including interest income, short-term capital gain and income from certain hedging and interest rate transactions). For individuals, the maximum federal income tax rate on long-term capital gain is currently 15%, on qualified dividend income is 15%, and on ordinary income (such as distributions from investment company taxable income that are not eligible for treatment as qualified dividend income) it is currently 35%. These tax rates are scheduled to apply through 2010. We cannot assure you, however, as to what percentage of future distributions made on the Series F Preferred will consist of long-term capital gain, which is currently taxed at lower rates for individuals than ordinary income, and qualified dividend income, which is currently eligible to be taxed at the lower long-term capital gain rates. For a more detailed discussion, see "Taxation."



     In order to be issued, the Series F Preferred must receive a rating of "Aaa" by Moody's Investors Service, Inc. ("Moody's"). In order to keep this rating, the Fund will be required to maintain a minimum discounted asset coverage with respect to its outstanding Series F Preferred under guidelines established by Moody's. See "Description of the Series F Preferred -- Rating Agency Guidelines." The Fund is also required to maintain a minimum asset coverage by the 1940 Act. If the Fund fails to maintain any of these minimum asset coverage requirements, the Fund may at its option (and in certain circumstances must) require, in accordance with its charter (together with any amendments or supplements thereto, including any articles supplementary, the "Charter") and the requirements of the 1940 Act, that some or all of its outstanding preferred stock, including the Series F Preferred, be redeemed. Otherwise, prior to _____, 2011 the Series F Preferred will be redeemable at the option of the Fund only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. Subject to certain notice and other requirements (including those set forth in Section 23(c) of the 1940 Act), the Fund, at its option, may redeem the Series F Preferred beginning on _____, 2011. In the event the Fund redeems the Series F Preferred, such redemption will be for cash at a redemption price equal to $25 per share plus accumulated but unmade distributions (whether or not earned or declared).



     This prospectus concisely sets forth important information about the Fund that you should know before deciding whether to invest in Series F Preferred. You should read this prospectus and retain it for future reference.



     The Fund has also filed with the Securities and Exchange Commission a Statement of Additional Information (the "SAI"), dated _____, 2006, which contains additional information about the Fund. The SAI is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI that is filed with this prospectus. You may request a free copy of the SAI by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or calling the Fund toll-free at (800) 422-3554. You can also call the toll-free number to request copies of the Fund's annual and semi-annual reports, to request other information about the Fund, or to make stockholder inquiries. The SAI and the Fund's reports are also available at the website http://www.gabelli.com. You may also obtain the SAI and reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission on the Securities and Exchange Commission's web site (http://www.sec.gov).


     The Fund's Series F Preferred does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                TABLE OF CONTENTS


Summary...................................................................     1

Financial Highlights......................................................    12

Use of Proceeds...........................................................    15

The Fund..................................................................    15

Capitalization............................................................    17

Investment Objectives and Policies........................................    17

Risk Factors and Special Considerations...................................    21

How the Fund Manages Risk.................................................    27

Management of the Fund....................................................    28

Portfolio Transactions....................................................    32

Dividends and Distributions...............................................    32

Description of the Series F Preferred.....................................    32

Description of Capital Stock and Other Securities.........................    39

Taxation..................................................................    40

Anti-Takeover Provisions of the Fund's Charter and By-Laws................    43

Custodian, Transfer Agent, Auction Agent and Dividend-Disbursing Agent....    44

Underwriting..............................................................    44

Legal Matters.............................................................    46

Experts...................................................................    46

Additional Information....................................................    46

Privacy Principles of the Fund............................................    47

Special Note Regarding Forward-Looking Statements.........................    47

Table of Contents of the Statement of Additional Information..............    46

Appendix A - Corporate Bond Ratings.......................................   A-1

                                     SUMMARY


          This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's Series F Preferred, in particular the risks associated with such an investment. For a more detailed discussion of these risks, see "Risk Factors and Special Considerations." You should review the more detailed information contained in this prospectus, the Statement of Additional Information (the "SAI"), and the Fund's Articles Supplementary for the _____% Series F Cumulative Preferred Stock (the "Series F Articles Supplementary") on file with the Securities and Exchange Commission (the "Commission").



THE FUND The Gabelli Equity Trust Inc. (the "Fund") is a non-diversified, closed-end management investment company organized as a Maryland corporation on May
                              20, 1986.

                              The Fund's outstanding shares of common stock, par value $0.001 per share, are listed and traded on the New York Stock Exchange (the "NYSE") under the symbol "GAB." As of September 30, 2006, the net assets of the Fund attributable to its common stock were $1,458,720,807. As of September 30,
                              2006, the Fund had outstanding 167,642,009 shares of common stock; 4,950,000 shares of 7.20% Tax
                              Advantaged Series B Cumulative Preferred Stock, liquidation preference $25 per share (the "Series
                              B Preferred"); 5,200 shares of Series C Auction
                              Rate Cumulative Preferred Stock, liquidation preference $25,000 per share (the "Series C
                              Auction Rate Preferred"); 2,949,700 shares of
                              5.875% Series D Cumulative Preferred Stock, liquidation preference $25 per share (the "Series
                              D Preferred"); and 2,000 shares of Series E
                              Auction Rate Cumulative Preferred Stock, liquidation preference $25,000 per share (the
                              "Series E Auction Rate Preferred"). The Fund completed its redemption of 100% of its outstanding 7.25% Tax Advantaged Cumulative
                              Preferred Stock (the "Series A Preferred") on June
                              17, 2003. The Fund's outstanding Series B
                              Preferred became redeemable at the option of the Fund beginning June 20, 2006 and the Fund redeemed
                              25% of its then outstanding Series B Preferred on June 26, 2006. The Series B Preferred, the Series
                              C Auction Rate Preferred, the Series D Preferred and the Series E Auction Rate Preferred
                              (collectively, the "Existing Preferred") have the same seniority with respect to distributions and liquidation preference.

THE OFFERING                  The Fund offers by this prospectus $_____ of
                              ______% Series F Cumulative Preferred Stock (the
                              "Series F Preferred"). The Series F Preferred is
                              being offered by a group of underwriters led by
                              Merrill Lynch, Pierce, Fenner & Smith Incorporated
                              and Citigroup Global Markets Inc., as joint book
                              running managers, and together with A.G. Edwards &
                              Sons, Inc. and Gabelli & Company, Inc., as
                              representatives of the other underwriters named
                              herein. Upon issuance, the Series F Preferred will
                              have equal seniority with respect to distributions
                              and liquidation preference to the Fund's Existing
                              Preferred. See "Description of the Series F
                              Preferred."

                              The Fund is offering _____ shares of _____% Series
                              F Cumulative Preferred Stock, par value $0.001 per share, liquidation preference $25 per share, at a purchase price of $25 per share. Distributions on the shares of Series F Preferred will accumulate from the date on which such stock is issued. A preliminary application has been made to list the Series F Preferred on the NYSE. Subject to notice of issuance, trading of the Series F Preferred on the NYSE will commence within 30 days from the date of this prospectus.

                              Generally, investors in Series F Preferred will not receive certificates representing ownership of their stock. The Depository Trust Company ("DTC"), any successor or its nominee for the account of the investor's broker-dealer will maintain record ownership of the preferred stock in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of preferred stock.

INVESTMENT OBJECTIVES         The Fund's primary investment objective is to
                              achieve long-term growth of capital by investing
                              primarily in a portfolio of equity securities
                              consisting of common stock, preferred stock,
                              convertible or exchangeable securities and
                              warrants and rights to purchase such securities
                              selected by the Investment Adviser. Income is a
                              secondary investment objective.

                              Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in equity securities (the "80% Policy").
                              The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least 60 days prior to the



                                       1

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
                              implementation of any change in the 80% Policy.

                              The Investment Adviser selects investments on the basis of fundamental value and, accordingly, the Fund typically invests in the securities of companies that are believed by the Investment
                              Adviser to be priced lower than justified in relation to their underlying assets. Other important factors in the selection of investments include favorable price/earnings and debt/equity ratios and strong management.

                              The Fund seeks to achieve its secondary investment objective of income, in part, by investing up to 10% of its total assets in a portfolio consisting primarily of high-yielding, fixed-income securities, such as corporate bonds, debentures, notes, convertible securities, preferred stocks and domestic and foreign government obligations.
                              Fixed-income securities purchased by the Fund may be rated as low as C by Moody's or D by Standard &
                              Poor's Ratings Services ("S&P") or may be unrated securities considered to be of equivalent quality.
                              Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever obtaining investment-grade standing. Debt rated D by S&P is in default or is expected to default upon maturity of payment date. These debt securities, which are often referred to in the financial press as "junk bonds," are predominantly speculative and involve major risk exposure to adverse conditions.

                              No assurance can be given that the Fund's investment objectives will be achieved. See
                              "Investment Objectives and Policies."

DIVIDENDS AND DISTRIBUTIONS   Distributions on the Series F Preferred, at the
                              annual rate of _____% of its $25 per share
                              liquidation preference, are cumulative from the
                              original issue date and are payable, when, as and
                              if declared by the Board of Directors of the Fund
                              (the "Board"), out of funds legally available
                              therefor, quarterly on March 26, June 26,
                              September 26, and December 26 of each year,
                              commencing on December 26, 2006.

                              PREFERRED STOCK DISTRIBUTIONS. In accordance with the Charter (together with any amendments or supplements thereto, including any articles supplementary, the "Charter"), all preferred stock of the Fund must have the same seniority with respect to distributions. Accordingly, no full distribution will be declared or paid on any series of preferred stock of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due through the most recent dividend payment dates for all series of outstanding preferred stock of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred stock of the Fund ranking on a parity with the Series F Preferred as to distributions, any distributions on such preferred stock (including any outstanding Series
                              F Preferred) will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred stock on the relevant dividend payment date.

                              In the event that for any calendar year the total distributions on shares of the Fund's preferred stock exceed the Fund's ordinary income and net capital gain allocable to such shares, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the stockholder's tax basis in the shares). The amount treated as a tax-free return of capital will reduce a stockholder's adjusted tax basis in the preferred stock, thereby increasing the stockholder's potential gain or reducing the potential loss on the sale of the shares.

                              COMMON STOCK DISTRIBUTIONS. In order to allow its common stockholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a managed distribution policy, which may be changed at any time by the Board, of paying a minimum annual distribution of 10% of the average net asset value of the Fund to common stockholders. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund's Series F Preferred (as well as the Existing Preferred). Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. For the fiscal year ended December 31, 2005, the Fund made distributions of $0.85 per share of common stock, none of which constituted a return of capital. The Fund has made distributions of $0.58 per share of common stock for the current year through September 30, 2006. The Fund has made quarterly distributions with respect to its common stock since 1987. A portion of the distributions to common stockholders during nine of the twenty fiscal years since the Fund's inception has constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year's distributions will be based on the Fund's investment activity through December
                              31, 2006.

TAX TREATMENT OF PREFERRED    The Fund expects that distributions made on the
SHARE DISTRIBUTIONS           Series F Preferred will consist of (i) long-term
                              capital gain (gain from the sale of a capital
                              asset held longer than 12 months), (ii) qualified
                              dividend income (dividend income from certain
                              domestic and foreign corporations, provided
                              certain holding period and other requirements are
                              met by both the Fund and the shareholder), and
                              (iii) investment company taxable income (other
                              than qualified dividend income, including interest
                              income, short-term capital gain and income from
                              certain hedging and interest rate transactions).
                              For individuals, the maximum federal income tax
                              rate on long-term capital gain is currently 15%,
                              on qualified dividend income is 15%, and on
                              ordinary income (such as distributions from
                              investment company taxable income that are not
                              eligible for treatment as qualified dividend
                              income) it is currently 35%. These tax rates are
                              scheduled to apply through 2010. During the three
                              year period from 2003-2005, approximately 91% of
                              the Fund's distributions to common and preferred
                              stockholders consisted of long-term capital gain
                              and the remaining 9% distributed to stockholders
                              constituted qualified dividend income taxable at
                              the 15% rate for individuals. During 2005,
                              approximately 89% of the Fund's distributions to
                              common and preferred stockholders consisted of
                              long-term capital gain and the remaining 11%
                              distributed to stockholders constituted qualified
                              dividend income taxable at the 15% rate for
                              individuals. We cannot assure you, however, as to
                              what percentage of future distributions made on
                              the Series F Preferred will consist of long-term
                              capital gain, which is currently taxed at lower
                              rates for individuals than ordinary income; and
                              qualified dividend income, which is currently
                              eligible to be taxed at the lower long-term
                              capital gain rates. For a more detailed
                              discussion, see "Taxation."

RATING AND ASSET COVERAGE     In order to be issued, the Series F Preferred must
REQUIREMENTS                  receive a rating of "Aaa" from Moody's. The Series
                              F Articles Supplementary setting forth the rights
                              and preferences of the Series F Preferred contain
                              certain tests that the Fund must satisfy to obtain
                              and maintain a rating of "Aaa" from Moody's on the
                              Series F Preferred. See "Description of the Series
                              F Preferred -- Rating Agency Guidelines."

                              Asset Coverage Requirements. Under the asset coverage tests to which the Series F Preferred is subject, the Fund is required to maintain (i) assets having in the aggregate a discounted value greater than or equal to a Basic Maintenance
                              Amount (as described under "Description of the Series F Preferred -- Rating Agency Guidelines") for each such series calculated pursuant to the applicable rating agency guidelines and (ii) an asset coverage of at least 200% (or such higher or lower percentage as may be required at the time under the Investment Company Act of 1940 (the
                              "1940 Act")) with respect to all outstanding preferred stock of the Fund, including the Series
                              F Preferred. See "Description of the Series F
                              Preferred -- Asset Maintenance Requirements."

                              The Fund estimates that if the shares offered hereby had been issued and sold as of September
                              30, 2006, the asset coverage under the 1940 Act would have been approximately _____% immediately following such issuance (and after giving effect to the deduction of the estimated underwriting discounts of $_____ and estimated offering expenses for such shares of $_____). The asset coverage would have been computed as follows:

                                 Value of Fund assets less
                               liabilities not constituting
                                     senior securities          $_____
                              ------------------------------ =  ------- = ____%
                              Senior securities representing    $_____
                               indebtedness plus liquidation
                                preference of each class of
                                      preferred stock

                              The Series F Articles Supplementary, which contain the technical provisions of the various components of the asset coverage tests, will be filed as an exhibit to this registration statement and may be obtained through the web site of the Commission
                              (http://www.sec.gov).

REDEMPTION                    Mandatory Redemption. The Series F Preferred may
                              be subject to mandatory redemption by the Fund to
                              the extent the Fund fails to maintain the asset
                              coverage requirements described above in
                              accordance with the rating agency guidelines or
                              the 1940 Act and does not cure such failure by the
                              applicable cure date. If the Fund redeems
                              preferred stock mandatorily, it may, but is not
                              required to, redeem a sufficient number of such
                              shares so that after the redemption the Fund
                              exceeds the asset
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                              coverage required by the guidelines of each of the
                              applicable rating agencies and the 1940 Act by
                              10%.

                              With respect to the Series F Preferred, any such redemption will be made for cash at a redemption price equal to $25 per share, plus an amount equal to accumulated and unmade distributions (whether or not earned or declared) to the redemption date.
                              See "Description of the Series F Preferred --
                              Redemption."

                              In the event of a mandatory redemption, such redemption will be made from the Series F
                              Preferred or other preferred stock of the Fund in such proportions as the Fund may determine, subject to the limitations of the Charter, the 1940 Act and Maryland law.

                              Optional Redemption. Subject to the limitations of the Charter, the 1940 Act and Maryland law, the Fund may, at its option, redeem the Series F
                              Preferred as follows:

                              Commencing _____,2011 and at any time thereafter, the Fund at its option may redeem the Series F
                              Preferred, in whole or in part, for cash at a redemption price per share equal to $25, plus an amount equal to accumulated and unmade distributions (whether or not earned or declared) to the redemption date. If fewer than all of the shares of the Series F Preferred are to be redeemed, such redemption will be made pro rata in accordance with the number of such shares held.
                              Prior to _____, 2011, the Series F Preferred will be subject to optional redemption by the Fund at the redemption price only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See
                              "Description of the Series F Preferred --
                              Redemption -- Optional Redemption of the Series F
                              Preferred."

                              Series A Preferred, Series B Preferred, Series C
                              Auction Rate Preferred, Series D Preferred, and
                              Series E Auction Rate Preferred. The Fund redeemed
                              100% of its outstanding Series A Preferred on June
                              17, 2003. The Fund's outstanding Series B
                              Preferred became redeemable at the option of the Fund beginning June 20, 2006 and the Fund redeemed
                              25% of its then outstanding Series B Preferred on June 26, 2006. The Fund generally may redeem the outstanding Series C Auction Rate Preferred, in whole or in part, at any time other than during a non-call period. The Fund's outstanding Series D
                              Preferred will be redeemable at the option of the Fund beginning October 7, 2008. The Fund generally may redeem the outstanding Series E Auction Rate
                              Preferred, in whole or in part, at any time other than during a non-call period. Such redemptions are subject to the limitations of the Charter, the 1940 Act and Maryland law. See "Description of the
                              Series F Preferred -- Redemption."

VOTING RIGHTS                 At all times, holders of the Fund's outstanding
                              preferred stock (including the Series F
                              Preferred), voting together as a single class,
                              will be entitled to elect two members of the
                              Board, and holders of the preferred stock and
                              common stock, voting together as a single class,
                              will elect the remaining directors. However, upon
                              a failure by the Fund to make distributions on any
                              of its shares of preferred stock in an amount
                              equal to two full years of distributions, holders
                              of the preferred stock, voting together as a
                              single class, will have the right to elect
                              additional directors that would then constitute a
                              simple majority of the Board until all cumulative
                              distributions on all shares of preferred stock
                              have been made or provided for. Holders of
                              outstanding shares of Series F Preferred and any
                              other preferred stock will vote separately as a
                              class on certain other matters as required under
                              the Charter, the 1940 Act and Maryland law. Except
                              as otherwise indicated in this prospectus and as
                              otherwise required by applicable law, holders of
                              Series F Preferred will be entitled to one vote
                              per share on each matter submitted to a vote of
                              stockholders and will vote together with holders
                              of common stock and any other preferred stock as a
                              single class. See "Description of the Series F
                              Preferred -- Voting Rights."

LIQUIDATION PREFERENCE        The liquidation preference of the Series F
                              Preferred is $25. Upon liquidation, holders of the
                              Series F Preferred will be entitled to receive the
                              liquidation preference with respect to their
                              shares of preferred stock plus an amount equal to
                              accumulated but unmade distributions with respect
                              to such shares (whether or not earned or declared)
                              to the date of liquidation. See "Description of
                              the Series F Preferred -- Liquidation Rights."
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USE OF PROCEEDS               The net proceeds of the offering are estimated at
                              approximately $_____, after deduction of the
                              estimated underwriting discounts and estimated
                              offering expenses payable by the Fund. Absent a
                              material change in market conditions as determined
                              by Gabelli Funds, LLC (the "Investment Adviser"),
                              the Fund will use the net proceeds to redeem
                              shares of the Series B Preferred, of which there
                              are currently 4,950,000 shares outstanding with a
                              liquidation preference of $25 per share. To the
                              extent the amount raised in the offering exceeds
                              the amount of Series B Preferred outstanding, the
                              excess amount will be invested in accordance with
                              the investment objectives and policies of the
                              Fund. The Fund intends to redeem shares of Series
                              B Preferred (and, if there are excess proceeds,
                              invest those proceeds in accordance with the
                              Fund's investment objectives and policies) within
                              six months of the completion of the offering. The
                              timing of the redemption (or investment of excess
                              proceeds) within this six month period will depend
                              on the Investment Adviser's judgment as to current
                              market conditions, including, in particular,
                              factors affecting interest rates and the
                              securities in which the Fund invests. See "Use of
                              Proceeds."

LISTING OF THE SERIES F       Following its issuance, the Series F Preferred is
PREFERRED                     expected to be listed on the NYSE. However, during
                              an initial period which is not expected to exceed
                              30 days after the date of its initial issuance,
                              the Series F Preferred will not be listed on any
                              securities exchange and consequently may be
                              illiquid during that period. Prior to this
                              offering, there has been no public market for the
                              Series F Preferred. There can be no assurance that
                              a secondary market will provide owners with
                              liquidity.

SPECIAL CHARACTERISTICS AND   Risk is inherent in all investing. Therefore,
RISKS                         before investing in the Series F Preferred you
                              should consider the risks carefully. See "Risk
                              Factors and Special Considerations." Primary risks
                              specially associated with an investment in the
                              Series F Preferred include:

                              The market price for the Series F Preferred will be influenced by changes in interest rates, the perceived credit quality of the Series F Preferred and other factors. See "Risk Factors and Special
                              Considerations -- Risks Associated with the Series
                              F Preferred -- Fluctuations in Market Price."

                              Prior to this offering, there has been no public market for the Series F Preferred. A preliminary application has been made to list the Series F
                              Preferred on the NYSE. However, during an initial period which is not expected to exceed 30 days after the date of its issuance, the Series F
                              Preferred will not be listed on any securities exchange. During such 30-day period, the underwriters may make a market in the Series F
                              Preferred; however, they have no obligation to do so. Consequently, the Series F Preferred may be illiquid during such period. No assurances can be provided that listing on any securities exchange or market making by the underwriters will result in the market for Series F Preferred being liquid at any time. See "Risk Factors and Special
                              Considerations -- Risks Associated with the Series
                              F Preferred -- Illiquidity Risk."

                              You will have no right to require the Fund to repurchase or redeem your shares of Series F
                              Preferred at any time.

                              The credit rating on the Series F Preferred could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Series F
                              Preferred. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series F Preferred.

                              The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to make distributions on the Series F
                              Preferred.

                              The value of the Fund's investment portfolio may decline, reducing the asset coverage for the Series F Preferred. Further, if an issuer of a common stock in which the Fund invests experiences financial difficulties or if an issuer's preferred stock or debt security is downgraded or defaults or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and asset value of the Fund's investment portfolio. In such circumstances, the Fund may be forced to mandatorily redeem shares of the Series F
                              Preferred.

                              The Fund generally may redeem the Series F
                              Preferred at any time after _____, 2011 and may at
                              any time redeem shares of Series F Preferred to
                              meet regulatory or rating agency requirements. The
                              Series F Preferred is subject to redemption under
                              specified circumstances and investors may not be
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                              able to reinvest the proceeds of any such
                              redemption in an investment providing the same or
                              a better rate than that of the Series F Preferred.
                              Subject to such circumstances, the Series F
                              Preferred is perpetual.

                              The Series F Preferred is not an obligation of the Fund. The Series F Preferred is junior in respect of distributions and liquidation preference to any indebtedness incurred by the Fund. Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Series F
                              Preferred for the full redemption price.

                              The Fund currently uses, and intends to continue to use, financial leverage for investment purposes by issuing preferred stock. It is currently anticipated that, taking into account the Series F
                              Preferred, the amount of leverage will represent approximately _____% of the Fund's "managed assets" (as defined below). If the proposed spin-off of a portion of the Fund's assets (see
                              "Additional Information") were to occur, subject to receipt of regulatory and shareholder approval, the amount of leverage as a percentage of Fund total assets would increase because the Fund's managed assets would decrease by the amount contributed to the spin-off fund. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the Series F Preferred. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred stock, or to redeem preferred stock when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common stock distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxation." As used in this prospectus, the Fund's "managed assets" include the aggregate net asset value of the Fund's common stock plus assets attributable to its outstanding preferred stock, with no deduction for the liquidation preference of such preferred stock.

                              Because the fee paid to the Investment Adviser will be calculated on the basis of the Fund's assets, which include for this purpose assets attributable to the aggregate net asset value of the common stock plus assets attributable to any outstanding senior securities, with no deduction for the liquidation preference of any preferred stock, the fee may be higher when leverage in the form of preferred stock is utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the Existing
                              Preferred and the Series F Preferred during the fiscal year if the total return of the net asset value of the common stock, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred stock for the period. In other words, if the effective cost of the leverage for any series of preferred stock exceeds the total return
                              (based on net asset value) on the Fund's common stock, the Investment Adviser will waive that portion of its management fee on the incremental assets attributable to the leverage for that series of preferred stock to mitigate the negative impact of the leverage on the common stockholder's total return. This fee waiver is voluntary and may be discontinued at any time. The Fund's total return on the net asset value of the common stock is monitored on a monthly basis to assess whether the total return on the net asset value of the common stock exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred stock for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred stock is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets. See "Risk Factors and Special
                              Considerations -- Risks Associated with the Series
                              F Preferred -- Leverage Risk."

                              Restrictions imposed on the declaration and
                              payment of dividends or other distributions to the
                              holders of the common stock and preferred stock,
                              both by the 1940 Act and by requirements imposed
                              by rating agencies, might impair the Fund's
                              ability to maintain its qualification as a
                              regulated investment company for federal income
                              tax purposes. While the Fund intends to redeem
                              shares of its preferred stock (including the
                              Series F Preferred) to the extent necessary to
                              enable the Fund to distribute its income as
                              required to maintain its qualification as a
                              regulated investment
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                              company under the Code, there can be no assurance
                              that such actions can be effected in time to meet
                              the Code requirements. See "Taxation" in the SAI.

                              The Fund has adopted a policy, which may be changed at any time by the Board, of paying a minimum annual distribution of 10% of the average net asset value of the Fund to common stockholders. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Series F Preferred
                              (as well as the Existing Preferred). Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. For the fiscal year ended December 31, 2005, the Fund made distributions of $0.85 per share of common stock, none of which constituted a return of capital. The Fund has made distributions of $0.58 per share of common stock for the current year through September 30, 2006. The Fund has made quarterly distributions with respect to its common stock since 1987. A portion of the distributions to holders of common stock during nine of the twenty fiscal years since the Fund's inception has constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year's distributions will be based on the Fund's investment activity through December
                              31, 2006.

                              As a non-diversified, closed-end management investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than may a diversified fund, and accordingly, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. See "Risk
                              Factors and Special Considerations -- Risks of
                              Investing in the Fund -- Non-Diversified Status."

                              The Fund may invest up to 25% of its assets in the securities of companies principally engaged in a single industry. In the event the Fund makes substantial investments in a single industry, the Fund would become more susceptible to adverse economic or regulatory occurrences affecting that industry. See "Risk Factors and Special
                              Considerations -- Risks of Investing in the Fund
                              -- Industry Concentration Risk."

                              The Fund has entered into an interest rate swap transaction with respect to its outstanding Series
                              C Auction Rate Preferred and may enter into an interest rate swap or cap transaction with respect to all or a portion of its outstanding Series E
                              Auction Rate Preferred. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk. See "How the Fund Manages Risk
                              -- Interest Rate Transactions."

                              The Fund may invest up to 35% of its total assets in securities of foreign issuers. Investing in securities of foreign companies (or foreign governments), which are generally denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See "Risk Factors and Special Considerations -- Risks of Investing in the Fund -- Foreign Securities."

                              The Fund may invest up to 10% of its total assets
                              in fixed-income securities rated in the lower
                              rating categories of recognized statistical rating
                              agencies, also sometimes referred to as "junk
                              bonds." Such securities are subject to greater
                              risks than investment grade securities, which
                              reflect their speculative character, including (i)
                              greater volatility; (ii) greater credit risk;
                              (iii) potentially greater sensitivity to general
                              economic or industry conditions; (iv) potential
                              lack of attractive resale opportunities
                              (illiquidity); and (v) additional expenses to seek
                              recovery from issuers who default. Fixed-income
                              securities purchased by the Fund may be rated as
                              low as C by Moody's or D by S&P or may be unrated
                              securities considered to be of equivalent quality.
                              Securities that are rated C by Moody's are the
                              lowest rated class and can be regarded as having
                              extremely poor prospects of ever obtaining
                              investment-grade standing. Debt rated D by S&P is
                              in default or is expected to default upon
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                              maturity of payment date. See "Risk Factors and
                              Special Considerations -- Risks of Investing in
                              the Fund -- Lower Rated Securities."

                              The Fund may participate in certain derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency or interest rate markets is inaccurate, the consequences to the Fund may leave it in a worse position than if such strategies were not used. See "Risk Factors and Special Considerations -- Risks of Investing in the Fund -- Special Risks of Derivative
                              Transactions."

                              The Fund is subject to management risk because it is an actively managed portfolio. The Investment
                              Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See "Risk
                              Factors and Special Considerations -- Risks of
                              Investing in the Fund -- Management Risk."

                              The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected.
                              There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment
                              Adviser. See "Risk Factors and Special
                              Considerations -- Risks of Investing in the Fund
                              -- Dependence on Key Personnel." The Fund's
                              Charter and By- Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-Takeover Provisions of the Fund's Charter and By- Laws."

                              The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements.
                              Statutory limitations on distributions on the common stock if the Fund fails to satisfy the 1940
                              Act's asset coverage requirements could
                              jeopardize the Fund's ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred stock to the extent necessary in order to maintain compliance with such asset coverage requirements.
                              See "Taxation" for a more complete discussion of these and other federal income tax considerations.

MANAGEMENT AND FEES           Gabelli Funds, LLC serves as the Fund's investment
                              adviser. The Investment Adviser's fee is computed
                              weekly and paid monthly at the annual rate of
                              1.00% of the Fund's average weekly net assets plus
                              assets attributable to any outstanding senior
                              securities, with no deduction for the liquidation
                              preference of any outstanding preferred stock. The
                              fee paid by the Fund may be higher when leverage
                              in the form of preferred stock is utilized, giving
                              the Investment Adviser an incentive to utilize
                              such leverage. However, the Investment Adviser has
                              agreed to reduce the management fee on the
                              incremental assets attributable to the Existing
                              Preferred and the Series F Preferred during the
                              fiscal year if the total return of the net asset
                              value of the common stock, including distributions
                              and advisory fees subject to reduction for that
                              year, does not exceed the stated dividend rate or
                              corresponding swap rate of each particular series
                              of preferred stock for the period. In other words,
                              if the effective cost of the leverage for any
                              series of preferred stock exceeds the total return
                              (based on net asset value) on the Fund's common
                              stock, the Investment Adviser will waive that
                              portion of its management fee on the incremental
                              assets attributable to the leverage for that
                              series of preferred stock to mitigate the negative
                              impact of the leverage on the common stockholder's
                              total return. This fee waiver is voluntary and may
                              be discontinued at any time. The Fund's total
                              return on the net asset value of the common stock
                              is monitored on a monthly basis to assess whether
                              the total return on the net asset value of the
                              common stock exceeds the stated dividend rate or
                              corresponding swap rate of each particular series
                              of preferred stock for the period. The test to
                              confirm the accrual of the management fee on the
                              assets attributable to each particular series of
                              preferred stock is annual. The Fund will accrue
                              for the management fee on these assets during the
                              fiscal year if it appears probable
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                              that the Fund will incur the management fee on
                              those additional assets.

                              For the year ended December 31, 2005, the Fund's total return on the net asset value of the common stock exceeded the stated dividend rate or net swap expense of the Series C Auction Rate
                              Preferred and Series E Auction Rate Preferred.
                              Thus, management fees were accrued on these assets. The Fund's total return on the net asset value of the common stock did not exceed the stated dividend rate or net swap expense of the Series B Preferred and Series D Preferred. Thus, management fees with respect to the liquidation value of those preferred stock assets were reduced by $2,387,425. See "Risk Factors and Special
                              Considerations -- Risks Associated with the Series
                              F Preferred -- Leverage Risk."

                              A discussion regarding the basis for the Board's approval of the investment advisory contract of the Fund is available in the Fund's semi-annual report to shareholders dated June 30, 2006.

                              Over the past several years, the staff of the Commission (the "Staff"), the staff of the New
                              York Attorney General's office (the "NYAG") and officials of other states have been conducting industry-wide inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser and its affiliates have received information requests and subpoenas from the Staff and the NYAG in connection with these inquiries and have been complying with these requests for documents and testimony. The Investment Adviser has implemented additional compliance policies and procedures in response to recent industry initiatives and its internal reviews of its mutual fund practices in a variety of areas. For further details regarding the Investment Adviser's review in connection with these requests, see "Management of the Fund --
                              Regulatory Matters."

REPURCHASE OF COMMON STOCK    The Fund's Board has authorized the Fund to
                              repurchase shares of its common stock in the open
                              market when the shares are trading at a discount
                              of 10% or more from net asset value. Such
                              repurchases are subject to certain notice and
                              other requirements under the 1940 Act. Through
                              September 30, 2006, the Fund has not repurchased
                              shares of its common stock under this
                              authorization.

ANTI-TAKEOVER PROVISIONS      Certain provisions of the Fund's Charter and
OF THE FUND'S CHARTER AND     By-Laws may be regarded as "anti-takeover"
BY-LAWS                       provisions. Pursuant to these provisions, only one
                              of the three classes of directors is elected each
                              year, and the affirmative vote of the holders of
                              66 2/3% of the Fund's outstanding shares of each
                              class (voting separately) is required to authorize
                              the conversion of the Fund from a closed-end to an
                              open-end investment company or generally to
                              authorize any of the following transactions:

                                   (1) the merger or consolidation of the Fund with any entity;

                                   (2) the issuance of any securities of the Fund for cash to any entity or person;

                                   (3) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

                                   (4) the sale, lease or exchange to the Fund, in exchange for its securities, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

                              if such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of any class of capital stock of the Fund. However, such vote would not be required when, under certain conditions, the Board approves the transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal stockholder, or the conversion of the Fund to open-end status. These provisions may have the effect of depriving Fund stockholders of an opportunity to sell their stock at a premium above the prevailing market price.
                              See "Anti-Takeover Provisions of the Fund's
                              Charter and By-Laws."

CUSTODIAN, TRANSFER           Mellon Trust of New England, N.A. (the
                              "Custodian"), located at 135 Santilli Highway,
                              Everett, Massachusetts 02149, serves as the
                              custodian of the Fund's assets pursuant to a
                              custody agreement.

AGENT, AUCTION AGENT AND      Under the custody agreement, the Custodian holds
DIVIDEND DISBURSING AGENT     the Fund's assets in compliance with the 1940 Act.
                              For its services, the Custodian receives a monthly
                              fee based upon the month end value of the total
                              assets of the Fund, plus certain charges for
                              securities transactions.

                              Computershare Trust Company, N.A.
                              ("Computershare"), located at 250 Royall Street,
                              Canton, Massachusetts 02021, serves as the Fund's dividend disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan (the "Plan") and as transfer agent and registrar with respect to the common stock of the Fund.

                              Computershare will serve as the transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the Series F
                              Preferred. Computershare currently serves in such capacities with respect to the Series B Preferred and the Series D Preferred.

                              The Bank of New York, located at 100 Church
                              Street, New York, New York 10286, serves as the auction agent, transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the Series C Auction Rate Preferred and the
                              Series E Auction Rate Preferred.

INTEREST RATE TRANSACTIONS    The Fund has entered into an interest rate swap
                              transaction with respect to its outstanding Series
                              C Auction Rate Preferred, and may enter into an
                              interest rate swap or cap transaction with respect
                              to all or a portion of its outstanding Series E
                              Auction Rate Preferred. Through these transactions
                              the Fund may, for example, obtain the equivalent
                              of a fixed rate for the Series C Auction Rate
                              Preferred or the Series E Auction Rate Preferred
                              (collectively, the "Auction Rate Preferred") that
                              is lower than the Fund would have to pay if it
                              issued fixed rate preferred stock. The use of
                              interest rate swaps and caps is a highly
                              specialized activity that involves investment
                              techniques and risks different from those
                              associated with ordinary portfolio security
                              transactions. Swap agreements may involve, to
                              varying degrees, elements of marketing and
                              counterparty risk, and exposure to loss in excess
                              of the related amounts reflected in the Fund's
                              Statement of Assets and Liabilities.

                              In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap
                              (which is known as the "counterparty")
                              periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on a series of the Auction Rate
                              Preferred. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, the Fund would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock distributions when due in accordance with the Articles Supplementary of each of the series of Auction Rate Preferred even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to a swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make distributions on its auction rate preferred stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make distributions on its auction rate preferred stock.

                              A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. If the Fund fails to maintain the required asset coverage on its outstanding preferred stock or fails to comply with other covenants, the Fund may, at its option (and in certain circumstances must) require, consistent with its Charter and the requirements of the 1940
                              Act, that some or all of its outstanding shares of preferred stock (including the Series F Preferred) be redeemed. Such redemption likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could require the Fund to make a termination payment to the counterparty.

                              The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. See
                              "How the Fund Manages Risk -- Interest Rate
                              Transactions."

                              FINANCIAL HIGHLIGHTS


     The table below sets forth selected financial data for the periods presented. The per share operating performance and ratios for the fiscal periods ended December 31, 2005, 2004, 2003, 2002 and 2001, have been audited by [AUDITOR], the Fund's Independent Registered Public Accounting Firm, as stated in its report which is incorporated by reference into the SAI. The per share operating performance and ratios for the six months ended June 30, 2006 are unaudited and are as stated in the Fund's semi-annual report which is incorporated by reference into the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI.



                                              SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2006   ------------------------------------------------------------------
                                                 (UNAUDITED)       2005          2004          2003          2002          2001
                                              ----------------  ----------    ----------    ----------    ----------    ----------
Selected data for a share of common stock
   outstanding throughout each period:

OPERATING PERFORMANCE:
   Net Asset value, beginning of period

   Net investment income
   Net realized and unrealized gain
      (loss) on investments

   Total from investment operations

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
   Net investment income
   Net realized gain on investments

   Total distributions to preferred
   shareholders

NET INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO COMMON SHAREHOLDERS
   RESULTING FROM OPERATIONS
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income
   Net realized gain on investments
   Return of capital

   Total distributions to common
      shareholders

CAPITAL SHARE TRANSACTIONS:
   Increase (decrease) in net asset
      value from common share transactions

   Decrease in net asset value from
      shares issued in rights offering
   Increase in net asset value from
      repurchase of preferred shares
   Offering costs for preferred shares
      charged to paid-in capital
   Offering costs for issuance of rights
      charged to paid-in capital

   Total capital share transactions

NET ASSET VALUE ATTRIBUTABLE TO COMMON
   SHAREHOLDERS, END OF PERIOD

   Net Asset Value Total Return

   Market Value, End of Period


                                 USE OF PROCEEDS


     The net proceeds of the offering are estimated at approximately $_____, after deduction of the estimated underwriting discounts and estimated offering expenses payable by the Fund. Absent a material change in market conditions as determined by the investment adviser, the Fund will use the net proceeds to redeem shares of the Series B Preferred, of which there are currently 4,950,000 shares outstanding with a liquidation preference of $25 per share. To the extent the amount raised in the offering exceeds the amount of Series B Preferred outstanding, the excess amount will be invested in accordance with the investment objectives and policies of the Fund. The Fund intends to redeem shares of Series B Preferred (and, if there are excess proceeds, invest those proceeds in accordance with the Fund's investment objectives and policies) within six months of the completion of the offering. The timing of the redemption (or investment of excess proceeds) within this six month period will depend on the Investment Adviser's judgment as to current market conditions, including, in particular, factors affecting interest rates and the securities in which the Fund invests.


                                    THE FUND


     The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on May 20, 1986. The Fund commenced its investment operations on August 21, 1986. The Fund's principal office is located at One Corporate Center, Rye, New York 10580-1422.



     As of September 30, 2006, the Fund had 167,642,009 shares of common stock outstanding. Pursuant to an amendment to the Fund's Articles of Incorporation that was approved by stockholders in 2004, the Board may increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue without stockholder approval. The Fund is currently authorized to issue 252,000,000 shares of common stock, par value $0.001 per share. The common stock currently trades on the

NYSE under the symbol "GAB." Prior to its redemption on June 17, 2003, the Series A Preferred was listed and traded on the NYSE under the symbol "GAB Pr." The Series B Preferred is listed and traded on the NYSE under the symbol "GAB PrB" and Series D Preferred is listed and traded on the NYSE under the symbol "GAB PrD". The Series C and Series E Auction Rate Preferred are not traded on any exchange.



     The following table provides information about the Fund's outstanding stock as of September 30, 2006.



                                     AMOUNT        AMOUNT
TITLE OF CLASS                    AUTHORIZED*   OUTSTANDING*
--------------                    -----------   ------------
Common Stock                      252,000,000    167,642,009
Series A Preferred                  5,367,900              0
Series B Preferred                  6,600,000      4,950,000
Series C Auction Rate Preferred         5,200          5,200
Series D Preferred                  3,000,000      2,949,700
Series E Auction Rate Preferred         2,000          2,000
Preferred Stock                     3,024,900              0



* Does not include the Series F Preferred being offered pursuant to this prospectus.

                                 CAPITALIZATION


          The following table sets forth the unaudited capitalization of the Fund as of September 30, 2006, and its adjusted capitalization assuming the Series F Preferred offered in this prospectus had been issued.



                                                                                     As of September 30, 2006
                                                                                            (unaudited)
                                                                                   ----------------------------
                                                                                       Actual       As adjusted
                                                                                   --------------   -----------
Preferred stock, $0.001 par value per share, 18,000,000 shares authorized as of
   September 30, 2006 and 25,000,000 shares as adjusted (the "Actual" column reflects the Fund's outstanding capitalization as of September 30, 2006; the
   "As adjusted" column assumes the issuance of _____ shares of Series F
   Preferred, $25 liquidation preference)                                          $  377,492,500      $_____
Shareholders' equity applicable to common stock:                                                        _____
Common stock, $0.001 par value per share; 252,000,000 shares
   authorized; 167,642,009 shares outstanding                                             167,642       _____
Paid-in surplus*                                                                    1,069,995,506       _____
Distribution in excess of net investment income and net realized gains on
   investments                                                                         (7,800,361)      _____
Net unrealized appreciation                                                           396,358,020       _____
                                                                                   --------------      ------
Net assets attributable to common stock                                             1,458,720,807       _____
Liquidation preference of preferred stock                                             377,492,500       _____
                                                                                   --------------      ------
Net assets, plus the liquidation preference of preferred stock                     $1,836,213,307       _____



----------
* Paid-in surplus, as adjusted, reflects a deduction for the estimated underwriting discounts of $ _____ and estimated offering expenses of the Series F Preferred issuance of $ _____.



          For financial reporting purposes, the Fund is required to deduct the liquidation preference of its outstanding preferred stock from "net assets," so long as the senior securities have redemption features that are not solely within the control of the Fund. For all regulatory purposes, the Fund's preferred stock will be treated as equity (rather than debt).


                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES


          The Fund's primary investment objective is to achieve long-term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities selected by the Investment Adviser. Income is a secondary investment objective. The investment objectives of long-term growth of capital and income are fundamental policies of the Fund. These fundamental policies and the investment limitations described in the SAI under the caption "Investment Restrictions" cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares of preferred stock voting as a separate class and the approval of the holders of a majority of the Fund's outstanding voting securities. Such majority votes require, in each case, the lesser of (i) 67% of the Fund's applicable shares represented at a meeting at which more than 50% of the Fund's applicable shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares of the applicable class.


          Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in equity securities. The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

          The Investment Adviser selects investments on the basis of fundamental value and, accordingly, the Fund typically invests in the securities of companies that are believed by the Investment Adviser to be priced lower than justified in relation to their underlying assets. Other important factors in the selection of investments include favorable price/earnings and debt/equity ratios and strong management.


          The Fund seeks to achieve its secondary investment objective of income, in part, by investing up to 10% of its total assets in fixed-income securities rated as low as C by Moody's or D by S&P or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever obtaining investment-grade standing. Debt rated D by S&P is in default or is expected to default upon maturity of payment date. These debt securities, which are often referred to in the financial press as "junk bonds," are predominantly speculative and involve major risk exposure to adverse conditions.


          No assurance can be given that the Fund's investment objectives will be achieved.

INVESTMENT METHODOLOGY OF THE FUND

          In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

     - the Investment Advisers' own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

     -    the potential for capital appreciation of the securities;

     -    the interest or dividend income generated by the securities;

     -    the prices of the securities relative to other comparable securities;

     - whether the securities are entitled to the benefits of call protection or other protective covenants;

     - the existence of any anti-dilution protections or guarantees of the security; and

     -    the diversification of the portfolio of the Fund as to issuers.

          The Investment Adviser's investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer's free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country, that will surface additional value.

CERTAIN INVESTMENT PRACTICES

          FOREIGN SECURITIES. The Fund may invest up to 35% of its total assets in foreign securities. Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that may have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

          The Fund may also invest in the debt securities of foreign governments. Although such investments are not a principal strategy of the Fund, there is no independent limit on its ability to invest in the debt securities of foreign governments.


          TEMPORARY DEFENSIVE INVESTMENTS. Subject to the Fund's investment restrictions, when a temporary defensive period is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in securities of United States government sponsored instrumentalities, in repurchase agreements in respect of those instruments, and in certain high-grade commercial paper instruments. During temporary defensive periods the Fund may also invest in money market mutual funds that invest primarily in securities of United States government sponsored instrumentalities and repurchase agreements in respect of those instruments. Under current law, in the absence of an exemptive order, such money market mutual funds will not be affiliated with the Investment Adviser. Obligations of certain agencies and instrumentalities of the United States government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the United States government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the United States government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the

United States government would provide financial support to United States government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may be less likely to achieve its secondary investment objective of income.


          LOWER RATED SECURITIES. The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, including securities rated as low as C by Moody's or D by S&P or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever obtaining investment-grade standing. Debt rated D by S&P is in default or is expected to default upon maturity of payment date.


          Generally, lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the ratings organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources, its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.

          In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

          Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, in the event of rising interest rates, as the principal values of bonds move inversely with movements in interest rates, the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.


          As part of its investments in lower grade fixed-income securities, the Fund may invest in securities of issuers in default. The Fund will only make an investment in securities of issuers in default when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and that the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.



          FUTURES CONTRACTS AND OPTIONS ON FUTURES. On behalf of the Fund, the Investment Adviser may, subject to the Fund's investment restrictions and guidelines of the Board, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. These futures contracts and related options may be on debt securities, financial indices, securities indices, United States government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.



          The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to the registration requirements under the

Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission. Nevertheless, the Fund's investment restrictions place certain limitations and prohibitions on its ability to purchase or sell commodities or commodity contracts. In addition, investment in futures contracts and related options generally will be limited by the rating agency guidelines applicable to any of the Fund's outstanding preferred stock.


          FORWARD CURRENCY EXCHANGE CONTRACTS. Subject to guidelines of the Board, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a "spot," i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund's dealings in forward contracts generally will be limited to hedging involving either specific transactions or portfolio positions. The Fund does not have an independent limitation on its investments in foreign currency futures contracts and options on foreign currency futures contracts.



          REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and non-bank dealers of United States government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The Commission has taken the position that, in economic reality, a repurchase agreement is a loan by a fund to the other party to the transaction secured by securities transferred to the fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed -upon market interest rate for the term of the repurchase agreement. The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligation may be less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of the collateral upon a default in the obligation to repurchase is less than the repurchase price, the Fund will experience a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss.


          LOANS OF PORTFOLIO SECURITIES. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 20% of the value of its total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.


          While these loans of portfolio securities will be made in accordance with guidelines approved by the Fund's Board, there can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the Fund's rights is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral and it would suffer a loss.


          BORROWING. The Fund may borrow money in accordance with its investment restrictions, including as a temporary measure for extraordinary or emergency purposes. It may not borrow for investment purposes.


          LEVERAGING. As provided in the 1940 Act, and subject to compliance with the Fund's investment limitations, the Fund may issue senior securities representing stock, such as preferred stock, so long as immediately following such issuance of stock, its total assets exceed 200% of the amount of such stock. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish, rather than enhance, the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund.

          Further information on the investment objectives and policies of the Fund is set forth in the SAI.


          INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, pursuant to the Fund's respective Articles Supplementary of the Series B, C, D, E, and F Preferred, a majority, as defined in the 1940 Act, of the outstanding preferred stock of the Fund (voting separately as a single class) is also required to change a fundamental policy, as defined in the 1940 Act. The Fund's investment restrictions are more fully discussed under "Investment Restrictions" in the SAI.



          PORTFOLIO TURNOVER. The Fund does not engage in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objectives. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, and such expenses must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for United States federal income tax purposes. The Fund's portfolio turnover rates for the fiscal years ended December 31, 2004 and 2005 were 28.6% and 22.4%, respectively. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a fund's portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.


                     RISK FACTORS AND SPECIAL CONSIDERATIONS


          Investors should consider the following risk factors and special considerations associated with investing in the Fund:



RISKS ASSOCIATED WITH THE SERIES F PREFERRED



          There are a number of risks associated with an investment in the Series F Preferred:



          The market price for the Series F Preferred will be influenced by changes in interest rates, the perceived credit quality of the Series F Preferred and other factors.



          A preliminary application has been made to list the Series F Preferred on the NYSE. Prior to the offering, there has been no public market for the Series F Preferred. However, during an initial period which is not expected to exceed 30 days after the date of its issuance, the Series F Preferred will not be listed on any securities exchange. During such 30-day period, the underwriters may make a market in the Series F Preferred; however, they have no obligation to do so. Consequently, the Series F Preferred may be illiquid during such period. No assurances can be provided that listing on any securities exchange or market making by the underwriters will result in the market for Series F Preferred being liquid at any time.



























          The credit rating on the Series F Preferred could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Series F Preferred. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series F Preferred.



          The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to make distributions on the Series F Preferred.



          The value of the Fund's investment portfolio may decline, reducing the asset coverage for the Series F Preferred. Further, if an issuer of a common stock in which the Fund invests experiences financial difficulties or if an issuer's preferred stock or debt security is downgraded or defaults or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income received from and/or asset value of the Fund's investment portfolio. In such circumstances, the Fund may be forced to mandatorily redeem shares of the Series F Preferred.



          The Fund generally may redeem the Series F Preferred at any time after _____, 2011 and may at any time redeem shares of Series F Preferred to meet regulatory or rating agency requirements. The Series F Preferred is subject to redemption under specified circumstances and investors may not be able to reinvest the proceeds of any such redemption in an investment providing the same or a better rate than that of the Series F Preferred. Subject to such circumstances, the Series F
Preferred is perpetual.



          The Series F Preferred is not an obligation of the Fund. The Series F Preferred would be junior in respect of distributions and liquidation preference to any indebtedness incurred by the Fund. Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Series F Preferred for the full redemption price.



          LEVERAGE RISK. The Fund uses financial leverage for investment purposes by issuing preferred stock. It is currently anticipated that taking into account the Series F Preferred being offered in this prospectus, the amount of leverage will represent approximately _____% of the Fund's total assets. If the proposed spin-off of a portion of the Fund's assets (see "Additional Information") were to occur, subject to regulatory and shareholder approval, the amount of leverage as a percentage of Fund total assets would increase because the Fund's managed assets would decrease by the amount contributed to the spin-off fund. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the Series F Preferred. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred stock, or to redeem preferred stock, when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common stock distributions and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See "Taxation."



          Because the fee paid to the Investment Adviser will be calculated on the basis of the Fund's net assets, which include for this purpose assets attributable to the aggregate net asset value of the common stock plus assets attributable to any outstanding preferred stock with no deduction for the liquidation preference of any preferred stock, the fee may be higher when leverage in the form of preferred stock is utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the Existing Preferred and the Series F Preferred during the fiscal year if the total return of the net asset value of the common stock, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred stock for the period. In other words, if the effective cost of the leverage for any series of preferred stock exceeds the total return (based on net asset value) on the Fund's common stock, the Investment Adviser will waive that portion of its management fee on the incremental assets attributable to the leverage for that series of preferred stock to mitigate the negative impact of the leverage on the common stockholder's total return. This fee waiver is voluntary and may be discontinued at any time. The Fund's total return on the net asset value of common stock is monitored on a monthly basis to assess whether the total return on the net asset value of the common stock exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred stock for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred stock is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.



          For the year ended December 31, 2005, the Fund's total return on the net asset value of the common stock exceeded the stated dividend rate or net swap expense of the Series C Auction Rate Preferred and Series E Auction Rate Preferred. Thus, management fees were accrued on these assets. The Fund's total return on the net asset value of the common stock did not exceed the stated dividend rate or net swap expense of the Series B Preferred and Series D Preferred. Thus, management fees with respect to the liquidation value of those preferred assets were reduced by $2,387,425.



          RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the common stock and preferred stock (including the Series F Preferred), both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred stock (including the Series F Preferred) to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See "Taxation" in the SAI.

RISKS OF INVESTING IN THE FUND


          COMMON STOCK DISTRIBUTION POLICY RISK. The Fund has adopted a policy, which may be changed at any time by the Board, of paying a minimum annual distribution of 10% of the average net asset value of the Fund to common stockholders. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Series F Preferred (as well as the Existing Preferred). Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. For the fiscal year ended December 31, 2005, the Fund made distributions of $0.85 per share of common stock, none of which constituted a return of capital. The Fund has made distributions of $0.58 per share of common stock for the current year through September 30, 2006. The Fund has made quarterly distributions with respect to its common stock since 1987. A portion of the distributions to holders of common stock during nine of the twenty fiscal years since the Fund's inception has constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year's common stock distributions will be based on the Fund's investment activity through December 31, 2006.



          VALUE INVESTING RISK. The Fund invests in dividend-paying common and preferred stocks that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.



          NON-DIVERSIFIED STATUS. The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means it is not limited by the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund has in the past conducted and intends to conduct its operations so as to qualify as a "regulated investment company," or "RIC," for purposes of the Code, which will relieve it of any liability for federal income tax to the extent its earnings are distributed to stockholders. To qualify as a "regulated investment company," among other requirements, the Fund will limit its investments so that, with certain exceptions, at the close of each quarter of the taxable year:



     - not more than 25% of the value of its total assets will be invested in the securities (other than United States government securities or the securities of other RICs) of a single issuer, or of any two or more issuers that the Fund controls and which are determined to be engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (as defined in the Code); and




     - at least 50% of the value of the Fund's assets will be represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer.


          As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.


          MARKET VALUE AND NET ASSET VALUE. The Fund is a non-diversified, closed-end management investment company. Shares of closed-end funds are bought and sold in the securities markets and may trade at either a premium to or discount from net asset value. Listed shares of closed-end investment companies often trade at discounts from net asset value. This characteristic of stock of a closed-end fund is a risk separate and distinct from the risk that its net asset value will decrease. The Fund cannot predict whether its listed stock will trade at, below or above net asset value. Since inception, the Fund's shares of common stock have traded at both premiums to and discounts from net asset value. As of September 30, 2006, the shares traded at a premium of 0.69%. Stockholders desiring liquidity may, subject to applicable securities laws, trade their Fund stock on the NYSE or other markets on which such stock may trade at the then-current market value, which may differ from the then-current net asset value. Stockholders will incur brokerage or other transaction costs to sell stock.

          INDUSTRY CONCENTRATION RISK. The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund choose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.




















          SPECIAL RISKS RELATED TO PREFERRED SECURITIES. There are special risks associated with the Fund's investing in preferred securities, including:



               - Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.






               - Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred security held by the Fund determine not to pay dividends or distributions on such stock, the Fund's return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable.



               - Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.



               - Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.



               - Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of trustees to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.



               - Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.












          MARKET DISRUPTION RISK. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Lower rated securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of lower rated securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalization.



          INTEREST RATE TRANSACTIONS. The Fund has entered into an interest rate swap transaction with respect to its outstanding Series C Auction Rate Preferred and may enter into an interest rate swap or cap transaction with respect to its outstanding Series E Auction Rate Preferred. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk. See "How the Fund Manages Risk -- Interest Rate Transactions."



          FOREIGN SECURITIES. The Fund may invest up to 35% of its total assets in securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad and it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are also risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.


          There may be less publicly available information about a foreign company than a United States company. Foreign securities markets may have substantially less volume than United States securities markets and some foreign company securities are less liquid than securities of otherwise comparable United States companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-United States securities markets and the increased costs of maintaining the custody of foreign securities.


          The Fund also may purchase sponsored American Depositary Receipts ("ADRs") or United States dollar denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


          SMALLER COMPANIES. The Fund may invest in smaller companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market or financial resources and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.





          INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company's expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund's common stock will be subject to duplicative investment expenses.



          LOWER RATED SECURITIES. The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies. These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of United States government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:



     -    greater volatility;

     -    greater credit risk;



     - potentially greater sensitivity to general economic or industry conditions;



     -    potential lack of attractive resale opportunities (illiquidity); and



     -    additional expenses to seek recovery from issuers who default.



          The market value of lower rated securities may be more volatile than the market value of higher rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates.



          Ratings are relative and subjective, and are not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.



          As a part of its investment in lower rated fixed-income securities, the Fund may invest in the securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issuers' securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not appreciate.



          SPECIAL RISKS OF DERIVATIVE TRANSACTIONS. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency or interest rate markets is inaccurate, the consequences to the Fund may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:



     - dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;



     - imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;



     - the fact that skills needed to use these strategies are different from those needed to select portfolio securities;



     - the possible absence of a liquid secondary market for any particular instrument at any time;



     - the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and



     - the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques.



          FUTURES TRANSACTIONS. Futures and options on futures entail certain risks, including but not limited to the following:


     - no assurance that futures contracts or options on futures can be offset at favorable prices;


     - possible reduction of the returns of the Fund due to the use of hedging;


     - possible reduction in value of both the securities hedged and the hedging instrument;

     -    possible lack of liquidity due to daily limits or price fluctuations;

     - imperfect correlation between the contracts and the securities being hedged; and


     - losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

For a further description, see "Investment Objectives and Policies -- Investment Practices" in the SAI.



          FORWARD CURRENCY EXCHANGE CONTRACTS. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see "Investment Objectives and Policies -- Investment Practices" in the SAI.



          COUNTERPARTY RISK. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.



          LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI) and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.



          For a further description of such loans of portfolio securities, see "Investment Objective and Policies -- Certain Investment Practices -- Loans of Portfolio Securities."



          MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.


          DEPENDENCE ON KEY PERSONNEL. Mario J. Gabelli serves as the Fund's portfolio manager. The Investment Adviser is dependent upon the expertise of Mr. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.


          ANTI-TAKEOVER PROVISIONS OF THE FUND'S CHARTER AND BY-LAWS. The Fund's Charter and By- Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-Takeover Provisions of the Fund's Charter and By-Laws."



          STATUS AS A REGULATED INVESTMENT COMPANY. The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common stock if the Fund fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred stock to the extent necessary in order to maintain compliance with such asset coverage requirements. See "Taxation" for a more complete discussion of these and other federal income tax considerations.


                            HOW THE FUND MANAGES RISK

INVESTMENT RESTRICTIONS

          The Fund has adopted certain investment limitations, some of which are fundamental policies of the Fund, designed to limit investment risk and maintain portfolio diversification. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, pursuant to the Articles Supplementary of each of the series of preferred stock, a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of the Fund (voting separately as a single class) is also required to change a fundamental policy. The Fund may become subject to guidelines that are more limiting than its current investment restrictions in order to obtain and maintain ratings from Moody's and S&P on its preferred stock.

INTEREST RATE TRANSACTIONS


          The Fund has entered into an interest rate swap transaction with respect to its outstanding Series C Auction Rate Preferred. The Fund may enter into interest rate swap or cap transactions with respect to all or a portion of its outstanding Series E Auction Rate Preferred. Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for a series of the Auction Rate Preferred that is lower than the Fund would have to pay if it issued fixed rate preferred stock.



          The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on a series of the Auction Rate Preferred. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends or distributions when due in accordance with the Articles Supplementary of the relevant series of the Auction Rate Preferred even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend or distribution payments on the Auction Rate Preferred. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend or distribution payments on the Auction Rate Preferred. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the Auction Rate Preferred. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the Articles Supplementary for each series of the preferred stock (including the Series F Preferred ), if the Fund fails to maintain the required asset coverage on the outstanding preferred stock or fails to comply with other covenants, the Fund may, at its option (and in certain circumstances will be required to), mandatorily redeem some or all of these shares. The Fund generally may redeem either or both series of the Auction Rate Preferred, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.



          The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.


                             MANAGEMENT OF THE FUND


          The Board (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser.


INVESTMENT MANAGEMENT


          Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, serves as the investment adviser to the Fund pursuant to an investment advisory agreement (described below in "-- Advisory Agreement").
The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of June 30, 2006, the Investment Adviser acted as registered investment adviser to 27 management investment companies with aggregate net assets of $13.5 billion. The Investment Adviser, together with other affiliated investment advisers, had assets under management totaling approximately $26.8 billion as of

June 30, 2006. GAMCO Asset Management Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $12.3 billion under management as of June 30, 2006. Gabelli Securities, Inc., an affiliate of the Investment Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $500 million under management as of June 30, 2006. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $55 million under management as of June 30, 2006. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Westwood Funds having aggregate assets of approximately $400 million under management as of June 30, 2006.



          The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation whose Class A Common Stock is traded on the NYSE under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of GGCP, Inc., which owns a majority of the capital stock of GAMCO Investors, Inc.



          The Investment Adviser has sole investment discretion for the Fund's assets under the supervision of the Fund's Board and in accordance with the Fund's stated policies. The Investment Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund.



          The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the net asset value), and the fees of all Directors of the Fund who are affiliated with the Investment Adviser. The Fund pays all other expenses incurred in its operation including, among other things, offering expenses, expenses for legal and Independent Registered Public Accounting Firm services, rating agency fees, costs of printing proxies, stock certificates and stockholder reports, charges of the custodian, any subcustodian, auction agent, transfer agent(s) and dividend disbursing agent expenses in connection with its respective automatic dividend reinvestment and voluntary cash purchase plan, Commission fees, fees and expenses of unaffiliated directors, accounting and pricing costs, including costs of calculating the net asset value of the Fund, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.


ADVISORY AGREEMENT


          Under the terms of the Fund's Investment Advisory Agreement (the "Advisory Agreement"), the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages the Fund's other business and affairs, all subject to the supervision and direction of its Board. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to its stockholders and supervising the calculation of the net asset value of its stock. All expenses of computing the Fund's net asset value, including any equipment or services obtained solely for the purpose of pricing shares of stock or valuing the Fund's investment portfolio, will be an expense of the Fund under the Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense. During fiscal 2005, the Fund reimbursed the Investment Adviser $ 45,000 in connection with the cost of computing the Fund's net asset value.



          The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed weekly and paid monthly at the annual rate of 1.00% of the Fund's average weekly net assets plus the liquidation value of any outstanding preferred stock. The Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the Existing Preferred and the Series F Preferred during the fiscal year if the total return of the net asset value of the common stock, including distributions and management fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred stock for the period. In other words, if the effective cost of the leverage for any series of preferred stock exceeds the total return (based on net asset value) on the Fund's common stock, the Investment Adviser will waive that portion of its management fee on the incremental assets attributable to the leverage for that series of preferred stock to mitigate the negative impact of the leverage on the common stockholder's total return. This fee waiver is voluntary and may be discontinued at any time. The Fund's total return on the net asset value of its common stock is monitored on a monthly basis to assess whether the total return on the net asset value of its common stock exceeds the stated dividend rate or corresponding swap rate of each particular series of outstanding preferred stock for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred stock is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those assets.



          For the year ended December 31, 2005, the Fund's total return on the net asset value of the common stock exceeded the stated dividend rate or net swap expense of the Series C Auction Rate Preferred and Series E Auction Rate Preferred. Thus, management fees were accrued on these assets. The Fund's total return on the net asset value of the common stock did not exceed the stated dividend rate or net swap expense of the Series B Preferred and Series D Preferred. Thus, management fees with respect to the liquidation value of those preferred assets were reduced by $2,387,425.



          The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."



          Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund from year to year if approved annually (i) by the Fund's Board or by the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.



          A discussion regarding the basis of the Board's approval of the Advisory Agreement is available in the Fund's semi-annual report to shareholders for the six months ended June 30, 2006.


SELECTION OF SECURITIES BROKERS

          The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

PORTFOLIO MANAGERS


          Mario J. Gabelli is currently and has been responsible for the day-to-day management of the Fund since its formation. Mr. Gabelli has served as Chief Investment Officer -- Value Portfolios of the Investment Adviser and its predecessor since 1980. Mr. Gabelli also serves as Portfolio Manager for several other funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day-to-day management of the Fund. Over the past five years, Mr. Gabelli has served as Chairman of the Board and Chief Executive Officer of GAMCO Investors, Inc.; Chief Investment Officer -- Value Portfolios of GAMCO Asset Management Inc; Vice Chairman of the Board of LGL Group, Inc. (until 2004), a diversified manufacturing company; and Chairman of the Board of Lynch Interactive Corporation, a multimedia and communications services company.



          Additionally, as of September 30, 2006, Mr. Caesar M.P. Bryan managed approximately $ 93 million of the Fund's assets. Mr. Bryan has been a Senior Vice President and Portfolio Manager with GAMCO Asset Management Inc. (a wholly-owned subsidiary of GAMCO Investors, Inc.) and Portfolio Manager of the GAMCO Gold Fund, Inc. since May 1994 and the GAMCO International Growth Fund, Inc. since June 1995, Co-Portfolio Manager of the GAMCO Global Opportunity Fund since May 1998, Gold Companies Portfolio Manager of the

Gabelli Global Gold, Natural Resources & Income Trust since March 2005, and a member of the GAMCO Global Growth Fund portfolio management team since September 2000.


          The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.

SUB-ADMINISTRATOR


          PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware, 19809, serves as the Fund's sub-administrator. For these services and the related expenses borne by PFPC, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $ 10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and administered by PFPC, 0.0125% of the aggregate average net assets exceeding $10 billion, and 0.01% of the aggregate average net assets in excess of $15 billion.


REGULATORY MATTERS

          The Fund received the following information from the Investment
Adviser.


          Over the past several years, the staff of the Commission (the "Staff"), the staff of the New York Attorney General's office (the "NYAG") and officials of other states have been conducting industry-wide inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser and its affiliates have received information requests and subpoenas from the Staff and the NYAG in connection with these inquiries and have been complying with these requests for documents and testimony. The Investment Adviser has implemented additional compliance policies and procedures in response to recent industry initiatives and its internal reviews of its mutual fund practices in a variety of areas. The Investment Adviser has not found any information that it believes would be material to the ability of the Investment Adviser to fulfill its obligations under the Advisory Agreement. More specifically, the Investment Adviser has found no evidence of arrangements for trading in the Gabelli mutual funds after the 4:00 p.m. pricing time and no evidence of improper short-term trading in these funds by its investment professionals or senior executives. The Investment Adviser did find that one investor, who had been engaged in short-term trading in one of the Gabelli mutual funds (the prospectus of which did not at that time impose limits on short-term trading) and who had subsequently made an investment in a hedge fund managed by an affiliate of the Investment Adviser, was banned from the mutual fund only after certain other investors were banned. The Investment Adviser believes that this relationship was not material to the Investment Adviser. The Investment Adviser also found that certain discussions took place in 2002 and 2003 between the Investment Adviser's staff and personnel of an investment advisor regarding possible frequent trading in certain Gabelli domestic equity funds. In June 2006, the Investment Adviser began discussions with the Staff regarding a possible resolution of their inquiry. Since these discussions are ongoing, the Investment Adviser cannot determine whether they will ultimately result in a settlement of this matter and, if so, what the terms of the settlement might be. There can be no assurance that any resolution of this matter will not have a material adverse impact on the Investment Adviser or on its ability to fulfill its obligations under the Advisory Agreement.


          The Investment Adviser was informed by the Staff that they may recommend to the Commission that the Investment Adviser be held accountable for the actions of two of the seven closed-end funds managed by the Investment Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a distribution is made from a source other than net investment income. While the two funds sent annual statements containing the required information and Form 1099-DIV statements as required by the IRS, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The closed-end funds managed by the Investment Adviser changed their notification procedures in 2004 and the Investment Adviser believes that all of the funds have been in compliance with Section 19(a) and Rule 19a-1 of the 1940 Act since that time. The Staff's notice to the Investment Adviser did not relate to the Fund. The Staff indicated that they may recommend to the Commission that administrative remedies be sought, including a monetary penalty. The Investment Adviser cannot predict whether an administrative proceeding will be instituted and, if so, what the ultimate resolution might be. The Investment Adviser currently expects that any resolution of this matter will not have a material effect on the Investment Adviser's ability to fulfill its obligations under the Advisory Agreement. If the Commission were to revoke the exemptive order that the Fund relies upon to make distributions of capital gains more frequently than annually, the Board may consider whether to modify or possibly eliminate the Fund's current distribution policy.

                             PORTFOLIO TRANSACTIONS


          Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefore. For a more detailed discussion of the Fund's brokerage allocation practices, see "Portfolio Transactions" in the SAI.


                           DIVIDENDS AND DISTRIBUTIONS


          The Fund has a policy, which may be modified at any time by the Board, of paying a minimum annual distribution of 10% of the average net asset value of the Fund to common stockholders. The Fund's current quarterly distribution level is $0.19 per share. The Board paid a distribution of $0.20 per share for the third quarter of 2006, consisting of the $0.19 per share quarterly distribution plus an additional $0.01 per share. Each year the Fund pays an adjusting distribution in the fourth quarter of an amount sufficient to pay 10% of the average net asset value of the Fund, as of the last day of the four preceding calendar quarters, or to satisfy the minimum distribution requirements of the Code, whichever is greater. Each quarter, the Board reviews the amount of any potential distribution and the income, capital gain or capital available. This policy permits common stockholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their shares of common stock without having to sell their shares. The Fund may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any, although the Fund reserves the authority to distribute its net capital gain in any year. However, to avoid paying income tax at the corporate level, the Fund intends to distribute substantially all of its investment company taxable income and net capital gain.



          If, for any calendar year, the total quarterly distributions and the amount of distributions on any preferred stock issued by the Fund exceed investment company taxable income and net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of a stockholder's tax basis in the stock. Any distributions to the holders of preferred stock which constitute tax-free return of capital will reduce a stockholder's tax basis in such preferred stock, thereby increasing such stockholder's potential gain or reducing his or her potential loss on the sale of the preferred stock. Any amounts distributed to a preferred stockholder in excess of the basis in the preferred stock will generally be taxable to the stockholder as capital gain.


          In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing its expense ratio, as the Fund's fixed expenses will become a larger percentage of the Fund's average net assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.


          The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting it to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common stock calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per share of common stock at or about the time of distribution or payment of a fixed dollar amount. The exemption also permits the Fund to make distributions with respect to its preferred stock in accordance with such stock's terms.



                      DESCRIPTION OF THE SERIES F PREFERRED



          The Fund offers by this prospectus $_____ of Series F Preferred. The following is a brief description of the terms of the Series F Preferred. This description does not purport to be complete and is qualified by reference to the Fund's Charter, including the provisions of the Articles Supplementary establishing the Series F Preferred. For complete terms of the Series F Preferred, including definitions of terms used in this prospectus, please refer to the actual terms of the Series F Preferred, which are set forth in the Articles Supplementary.


GENERAL


          Under its Charter, the Fund is authorized to issue up to 270,000,000 shares of capital stock. Currently, 18,000,000 shares of the Fund's capital stock have been classified by the Board as preferred stock, par value $0.001 per share. Up to 7,000,000 authorized and unissued shares of the Fund, previously classified as common stock, par value $.001 per share, may be reclassified and authorized for issuance as Series F Preferred prior to the completion of this offering.

No fractional shares of Series F Preferred will be issued. The Board reserves the right to issue additional shares of preferred stock, including Series F Preferred, from time to time, subject to the restrictions in the Fund's Charter and the 1940 Act.



          If and when issued, the Series F Preferred will have a liquidation preference of $25 per share. Upon a liquidation, each holder of Series F Preferred will be entitled to receive out of the assets of the Fund available for distribution to stockholders (after payment of claims of the Fund's creditors but before any distributions with respect to common stock or any other shares of the Fund ranking junior to the Series F Preferred as to liquidation payments) an amount per share equal to such share's liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution and such stockholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. The Series F Preferred will rank on a parity with any other series of preferred stock (including the Existing Preferred) of the Fund as to the payment of distributions and the distribution of assets upon liquidation. The Series F Preferred carries one vote per share on all matters on which such stock is entitled to vote. The Series F Preferred will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. The Board may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. The Fund will not issue any class of stock senior to the Series F Preferred.


RATING AGENCY GUIDELINES


          Upon issuance, the Series F Preferred will be rated "Aaa" by Moody's. The Fund is required under Moody's guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred stock, including any outstanding Series F Preferred, with respect to the guidelines Moody's has established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's guidelines also impose certain diversification requirements and industry concentration limitations on the Fund's overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The "Basic Maintenance Amount," if Moody's is then rating the Fund, is equal to (i) the sum of (a) the aggregate liquidation preference of any preferred stock then outstanding plus (to the extent not included in the liquidation preference of such preferred stock) an amount equal to the aggregate accumulated but unpaid distributions (whether or not earned or declared) in respect of such preferred stock, (b) the total principal of any debt (plus accrued and projected interest), (c) certain Fund expenses and (d) certain other current liabilities (excluding any unmade distributions on the shares of common stock) less (ii) the Fund's (a) cash and
(b) assets consisting of indebtedness which (y) mature prior to or on the date of redemption or repurchase of the preferred stock and are United States government securities or evidences of indebtedness rated at least "Aaa," "P-1", "VMIG-1" or "MIG-1" by Moody's or "AAA," "SP-1+" or "A-1+" by S&P and
(z) is held by the Fund for distributions, the redemption or repurchase of preferred stock or the Fund's liabilities.



          If the Fund does not timely cure a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the Series F Preferred at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred stock, including the Series F Preferred, as described below under "-- Redemption."



          The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody's (or such other rating agency then rating the Series F Preferred at the request of the
Fund). Failure to adopt any such modifications, however, may result in a change in the relevant rating agency's ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the Series F Preferred at the request of the Fund may, at any time, change or withdraw any such rating. The Board, without further action by the stockholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred stock by Moody's, is in the best interests of the holders of common stock and is not adverse to the holders of preferred stock in view of advice to the Fund by Moody's (or such other rating agency then rating the Series F Preferred at the request of the Fund), and that such modification would not adversely affect, as the case may be, Moody's then current rating of the Series F Preferred.

          As described by Moody's, the rating assigned to the Series F Preferred is an assessment of the capacity and willingness of the Fund to pay the obligations of the Series F Preferred. The rating on the Series F Preferred is not a recommendation to purchase, hold or sell shares of Series F Preferred, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of Series F Preferred will be able to sell such shares on an exchange or otherwise. The rating is based on current information furnished to Moody's by the Fund and the Investment Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.



          The Moody's guidelines will apply to the Series F Preferred only so long as Moody's is rating such stock at the request of the Fund. The Fund will pay fees to Moody's for rating the Series F Preferred.


ASSET MAINTENANCE REQUIREMENTS


          In addition to the requirements summarized under "-- Rating Agency Guidelines" above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred stock. The 1940 Act requirements are summarized below.



          The Fund will be required under the Series F Articles Supplementary to determine whether it has, as of the last business day of each March, June, September and December of each year, an "asset coverage" (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are stock, including any outstanding Series F Preferred. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 calendar days, in the case of the Series F Preferred, the Fund may, and in certain circumstances will be required to, mandatorily redeem the number of shares of preferred stock sufficient to satisfy such asset coverage. See "-- Redemption" below.



          The Fund estimates that if the stock offered hereby had been issued and sold as of September 30, 2006, the asset coverage under the 1940 Act would have been approximately _____% immediately following such issuance (and after giving effect to the deduction of the estimated underwriting discounts of $ _____ and estimated offering expenses for such stock of $ _____). The asset coverage would have been computed as follows:









            Value of Fund assets less liabilities
             not constituting senior securities                $_____
------------------------------------------------------------ = ------
         Senior securities representing indebtedness           $_____ = ___%
plus liquidation preference of each class of preferred stock


DISTRIBUTIONS ON THE SERIES F PREFERRED


          Upon issuance of the Series F Preferred (if issued), holders of shares of Series F Preferred will be entitled to receive, when, as and if declared by the Board out of funds legally available therefor, cumulative cash distributions, at the annual rate of _____% (computed on the basis of a 360-day year consisting of twelve 30-day months) of the liquidation preference of $25 per share, payable quarterly on March 26, June 26, September 26 and December 26 of each year or, if any such day is not a business day, the immediately succeeding business day. Such distributions will commence on December 26, 2006 and will be payable to the persons in whose names the shares of Series F Preferred are registered at the close of business on the fifth preceding business day.


          Distributions on the shares of Series F Preferred will accumulate from the date on which such shares are issued.











RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS FOR THE SERIES F PREFERRED



          Under the 1940 Act, the Fund may not (i) declare any dividend and distribution (except a dividend payable in stock of the issuer) or other distributions upon any of its outstanding shares of common stock, or purchase any such shares of common stock, if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's outstanding senior securities representing stock, including the Series F Preferred, would be less than 200%.



          So long as any Series F Preferred is outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common stock or in options, warrants or rights to subscribe for or purchase common stock) in respect of the common stock or call for redemption, redeem, purchase or otherwise acquire for consideration any common stock (except by conversion into or exchange for shares of the Fund ranking junior to the Series F Preferred as to the payment of dividends or distributions and the distribution of assets upon liquidation), unless:



     - the Fund has declared and paid (or provided to the relevant dividend disbursing agent) all cumulative distributions on the Fund's outstanding preferred stock, including the Series F Preferred, due on or prior to the date of such common stock dividend or distribution;



     - the Fund has redeemed the full number of shares of Series F Preferred to be redeemed pursuant to any mandatory redemption provision in the Fund's Charter; and



     - after making the distribution, the Fund meets applicable asset coverage requirements described above under "-- Rating Agency Guidelines" and "-- Asset Maintenance Requirements."



          No full distribution will be declared or made on the Series F Preferred for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefor for all outstanding series of preferred stock of the Fund ranking on a parity with the Series F Preferred as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred stock of the Fund ranking on a parity with the Series F Preferred as to the payment of distributions, any distributions being paid on the preferred stock (including the Series F Preferred) will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred stock on the relevant dividend payment date. While the Fund's investment restrictions currently do not permit the Fund to borrow money for investment purposes, the Fund's obligation to make distributions on the Series F Preferred will be subordinate to its obligations to pay interest and principal, when due, on any of the Fund's senior securities representing debt.


REDEMPTION


          MANDATORY REDEMPTION RELATING TO ASSET COVERAGE REQUIREMENTS. The Fund may, at its option, consistent with its Charter and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred stock (including, at its discretion the Series F Preferred) in the event that:



     - the Fund fails to maintain the asset coverage requirements for the Series F Preferred specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before 60 days following such failure; or



     - the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of the last Valuation Date of any calendar month, and such failure is not cured on or before ten business days after such Valuation Date.



          The redemption price for the Series F Preferred subject to mandatory redemption will be $25 per share plus an amount equal to any accumulated but unmade distributions (whether or not earned or declared) to the date fixed for redemption.



          The number of shares of preferred stock that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding shares of preferred stock, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the shares of preferred stock. In the event that shares of preferred stock are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of shares of preferred stock so that the Fund's assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that shares of preferred stock are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of shares of preferred stock so that the Fund's discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage).


          If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of preferred stock to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

          If fewer than all shares of the Fund's outstanding preferred stock are to be redeemed, the Fund, at its discretion, and subject to the limitations of the Charter, the 1940 Act and Maryland law, will select the one or more series of preferred stock from which shares will be redeemed and the amount of preferred stock to be redeemed from each such series. If fewer than all of the shares of a series of preferred stock are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all shares of the preferred stock held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.


          OPTIONAL REDEMPTION OF THE SERIES F PREFERRED. Prior to _____, 2011 the shares of Series F Preferred are not subject to optional redemption by the Fund unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company under the Code. Commencing on _____, 2011 and thereafter, the Fund may at any time redeem shares of Series F Preferred in whole or in part for cash at a redemption price per share equal to $25 per share plus accumulated and unmade distributions (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth below under "-- Redemption Procedures" and the limitations of the Charter, the 1940 Act and Maryland Law.



          REDEMPTION PROCEDURES. A notice of redemption with respect to an optional redemption by the Fund will be given to the holders of record of preferred stock selected for redemption not less than 15 days (subject to NYSE requirements) nor more than 40 days prior to the date fixed for redemption. Preferred stockholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of shares of preferred stock to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Series F Articles Supplementary under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.



          The holders of Series F Preferred will not have the right to redeem any of their shares at their option.


LIQUIDATION RIGHTS


          Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of Series F Preferred then outstanding will be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the common stock or any other class of stock of the Fund ranking junior to the Series F Preferred as to liquidation payments, a liquidation distribution in the amount of $25 per share, plus an amount equal to all unmade distributions accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of preferred stock of the Fund ranking on a parity with the Series F Preferred as to payment upon liquidation will be insufficient to permit the payment in full to such holders of the Series F Preferred and other parity preferred stock of the amounts due upon liquidation with respect to such shares, then such available assets will be distributed among the holders of the Series F Preferred and such other parity preferred stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the liquidation payments due to holders of the Series F Preferred and such other parity preferred stock have been paid in full, no dividends or distributions will be made to holders of the common stock or any other stock of the Fund ranking junior to the Series F Preferred and other parity preferred stock as to liquidation and junior to any senior securities representing debt.

VOTING RIGHTS


          Except as otherwise stated in this prospectus, specified in the Fund's Charter or resolved by the Board or as otherwise required by applicable law, holders of the Series F Preferred shall be entitled to one vote per share held on each matter submitted to a vote of the stockholders of the Fund and will vote together with holders of shares of common stock and of any other preferred stock then outstanding as a single class.



          In connection with the election of the Fund's directors (each, a "Director"), holders of the outstanding shares of Series F Preferred and the other series of preferred stock, voting together as a single class, will be entitled at all times to elect two of the Fund's Directors, and the remaining directors will be elected by holders of shares of common stock and holders of Series F Preferred, and other series of preferred stock, voting together as a single class. In addition, if (i) at any time dividends and distributions on outstanding shares of Series F Preferred and/or any other preferred stock are unpaid in an amount equal to at least two full years' dividends and distributions thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends and distributions or (ii) at any time holders of any other series of preferred stock are entitled to elect a majority of the Directors of the Fund under the 1940 Act or the applicable Articles Supplementary creating such shares, then the number of Directors constituting the Board automatically will be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of the Series F Preferred and other series of preferred stock as described above, would then constitute a simple majority of the Board as so increased by such smallest number. Such additional Directors will be elected by the holders of the outstanding shares of Series F Preferred and the other series of preferred stock, voting together as a single class, at a special meeting of stockholders which will be called as soon as practicable and will be held not less than ten nor more than twenty days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred stockholder on like notice. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends and distributions payable on all outstanding shares of preferred stock for all past dividend periods or the holders of other series of preferred stock are no longer entitled to elect such additional directors, the additional voting rights of the holders of the preferred stock as described above will cease, and the terms of office of all of the additional Directors elected by the holders of the preferred stock (but not of the Directors with respect to whose election the holders of shares of common stock were entitled to vote or the two Directors the holders of shares of preferred stock have the right to elect as a separate class in any event) will terminate automatically.



          So long as shares of Series F Preferred are outstanding, the Fund will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the shares of preferred stock outstanding at the time (including the Series F Preferred), and present and voting on such matter, voting separately as one class, amend, alter or repeal the provisions of the Fund's Charter whether by merger, consolidation or otherwise, so as to materially adversely affect any of the rights, preferences or powers expressly set forth in the Charter with respect to such shares of preferred stock, unless the Fund obtains written confirmation from Moody's, or any such other rating agency then rating the Series F Preferred that such amendment, alteration or repeal would not impair the rating then assigned by such rating agency to the Series F Preferred, in which case the vote or consent of the holders of the Series F Preferred is not required. Also, to the extent permitted under the 1940 Act, in the event shares of more than one series of preferred stock are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which materially adversely affect the rights, preferences or powers expressly set forth in the Charter with respect to such shares of a series of preferred stock differently than those of a holder of shares of any other series of preferred stock without the affirmative vote of the holders of at least a majority of the shares of preferred stock of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class to the extent its rights are affected differently). For purposes of this paragraph, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) adversely alters or abolishes any preferential right of such series; (ii) creates, adversely alters or abolishes any right in respect of redemption of such series; or (iii) creates or adversely alters (other than to abolish) any restriction on transfer applicable to such series.



          Under the Charter and applicable provisions of the 1940 Act or Maryland law, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the preferred stock (including the Series F Preferred), voting together as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock. The approval of 66-2/3% of each class, voting separately, of the Fund's outstanding voting stock is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as that term is defined in the 1940 Act) of the Fund's outstanding preferred stock and a majority (as that term is defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act (other than a conversion of the Fund from a closed-end to open-end investment company), including, among other things, changes in the Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies" in this prospectus and the SAI, "How the Fund Manages Risk -- Investment Restrictions" in this prospectus and "Investment Restrictions" in the SAI. For purposes of this paragraph, except as otherwise required under the 1940 Act, the majority of the outstanding preferred stock means, in accordance with Section 2(a)(42) of the 1940 Act, the vote, at the annual or a special meeting of the stockholders of the Fund duly called (i) of 66-2/3% or more of the shares of preferred stock present at such meeting, if the holders of more than 50% of the outstanding shares of preferred stock are present or represented by proxy, or (ii) more than 50% of the outstanding shares of preferred stock, whichever is less. The class vote of holders of shares of the preferred stock described above in each case will be in addition to a separate vote of the requisite percentage of common stock, and any other preferred stock, voting together as a single class, that may be necessary to authorize the action in question.



          The calculation of the elements and definitions of certain terms of the rating agency guidelines may be modified by action of the Board without further action by the stockholders if the Board determines that such modification is necessary to prevent a reduction in rating of the shares of preferred stock by Moody's (or such other rating agency then rating the Series F Preferred at the request of the Fund), as the case may be, or is in the best interests of the holders of shares of common stock and is not adverse to the holders of preferred stock in view of advice to the Fund by the relevant rating agencies that such modification would not adversely affect its then-current rating of the preferred stock.



          The foregoing voting provisions will not apply to any Series F Preferred if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such stock will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of Series F Preferred will have no preemptive rights or rights to cumulative voting.


LIMITATION ON ISSUANCE OF PREFERRED STOCK


          So long as the Fund has preferred stock outstanding, subject to receipt of approval from the rating agencies of each series of preferred stock outstanding, and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue and sell shares of one or more other series of additional preferred stock provided that the Fund will, immediately after giving effect to the issuance of such additional preferred stock and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred stock to be redeemed out of such proceeds), have an "asset coverage" for all senior securities of the Fund which are stock, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the shares of preferred stock of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred stock will have any preference or priority over any other preferred stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends or distributions.



          The Fund does not currently intend to offer additional shares of preferred stock. However, the Fund will monitor market conditions, including, among other things, interest rates and the asset levels of the Fund, and will consider from time to time whether to offer additional preferred stock or securities representing indebtedness and may issue such additional securities if the Board concludes that such an offering would be consistent with the Fund's Charter and applicable law, and in the best interest of existing common stockholders.



REPURCHASE OF THE SERIES F PREFERRED



          The Fund is a non-diversified, closed-end management investment company and, as such, holders of the Series F Preferred do not and will not have the right to require the Fund to repurchase their preferred stock. The Fund, however, may repurchase Series F Preferred when it is deemed advisable by the Board in compliance with the requirements of the 1940 Act and regulations thereunder and other applicable requirements. Unlike a redemption of the Series F Preferred, where stockholders are subject to the redemption terms, in a repurchase offer the Fund is purchasing stock on an exchange or otherwise (through private transactions or tender offers) soliciting repurchases, and stockholders may choose whether or not to sell.

          This prospectus will serve as notice that the Fund may from time to time purchase shares of Series F Preferred when such shares are trading below the $25 per share liquidation preference.

BOOK-ENTRY


          Shares of the Series F Preferred will initially be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of the Series F Preferred for all purposes. In accordance with the procedures of DTC, however, purchasers of the Series F Preferred will be deemed the beneficial owners of stock purchased for purposes of dividends and distributions, voting and liquidation rights. Certificates for Series F Preferred will not be issued. Purchasers of the Series F Preferred may establish direct (registered) ownership of their shares by contacting the Transfer Agent.











                DESCRIPTION OF CAPITAL STOCK AND OTHER SECURITIES

COMMON STOCK


          Pursuant to an amendment to the Fund's Articles of Incorporation that was approved by stockholders in 2004, the Board may increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of any class or series that the Fund has authority to issue without stockholder approval. The Fund is currently authorized to issue 252,000,000 shares of common stock, par value $0.001 per share. Holders of the Fund's common stock are entitled to one vote per share held. Holders of shares of common stock are entitled to share equally in distributions authorized by the Board payable to the holders of such shares and in the net assets of the Fund available on liquidation for distribution to holders of such shares. The shares of common stock have noncumulative voting rights and no conversion, preemptive or other subscription rights, and are not redeemable. In the event of liquidation, each share of common stock is entitled to its proportion of the Fund's assets after payment of debts and expenses and the amounts payable to holders of the Fund preferred stock ranking senior to the shares of common stock as described below.



          The Fund's outstanding common stock is listed and traded on the NYSE under the symbol "GAB". The average weekly trading volume of the common stock on the NYSE during the period from January 1, 2005 through December 31, 2005 was 523,176 shares. The average weekly trading volume of the common stock on the NYSE during the period from January 1, 2006 through September 30, 2006 was 1.02 million shares. The Fund's shares of common stock have traded in the market at both premiums to and discounts from net asset value.



          The Fund may repurchase shares of its common stock from time to time as and when it deems such repurchase advisable, subject to maintaining required asset coverage for each series of outstanding preferred stock. The Board has adopted a policy to authorize such repurchases when the shares are trading at a discount of 10% or more from net asset value. The policy does not limit the amount of common stock that can be repurchased. The percentage of the discount from net asset value at which share repurchases will be authorized may be changed at any time by the Board. Through September 30, 2006, the Fund has not repurchased shares of its common stock under this authorization.



          Stockholders whose common stock is registered in their own name will have all distributions reinvested pursuant to the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan") unless they specifically elect to opt out of the Plan. For a more detailed discussion of the Plan, see "Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan" in the SAI.


PREFERRED STOCK


          Currently, 18,000,000 shares of the Fund's capital stock have been classified by the Board as preferred stock, par value $0.001 per share. Up to 7,000,000 authorized and unissued shares of the Fund, previously classified as common stock, par value $.001 per share, may be reclassified and authorized for issuance as Series F Preferred prior to the completion of this offering. The terms of each series of preferred stock may be fixed by the Board and may materially limit and/or qualify the rights of the holders of the Fund's common stock. As of September 30, 2006, the Fund had 4,950,000 outstanding shares of Series B Preferred, 5,200 outstanding shares of Series C Auction Rate Preferred, 2,949,700 outstanding shares of Series D Preferred and 2,000 outstanding shares of Series E Auction Rate Preferred, which, along with the Series F Preferred being issued in connection with this prospectus, are senior securities of the Fund.


          Distributions on the Series B Preferred accumulate at an annual rate of 7.20% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Fund is required to meet similar asset coverage requirements with respect to the Series B Preferred as are described in this prospectus for the Series F Preferred.

The Series B Preferred is rated "Aaa" by Moody's. The Fund's outstanding Series B Preferred became redeemable at the liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) at the option of the Fund beginning June 20, 2006. The Series B Preferred is listed and traded on the NYSE under the symbol "GAB PrB".



          Distributions on the Series C Auction Rate Preferred accumulate at a variable rate set at a weekly auction. The Fund is required to meet certain asset coverage requirements with respect to the Series C Auction Rate Preferred. The Series C Auction Rate Preferred is rated "Aaa" by Moody's and "AAA" by
S&P. The liquidation preference of the Series C Auction Rate Preferred is $25,000. The Fund generally may redeem the outstanding Series C Auction Rate Preferred, in whole or in part, at any time other than during a non-call period. The Series C Auction Rate Preferred is not traded on any exchange.



          Distributions on the Series D Preferred accumulate at an annual rate of 5.875% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Fund is required to meet similar asset coverage requirements with respect to the Series D Preferred as are described in this prospectus for the Series F Preferred. The Series D Preferred is rated "Aaa" by Moody's. The Fund's outstanding Series D Preferred is redeemable at the liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) at the option of the Fund beginning October 7, 2008. The Series D Preferred is listed and traded on the NYSE under the symbol "GAB PrD".



          Distributions on the Series E Auction Rate Preferred accumulate at a variable rate set at a weekly auction. The Fund is required to meet certain asset coverage requirements with respect to the Series E Auction Rate Preferred. The Series E Auction Rate Preferred is rated "Aaa" by Moody's and "AAA" by
S&P. The liquidation preference of the Series E Auction Rate Preferred is $25,000. The Fund generally may redeem the outstanding Series E Auction Rate Preferred, in whole or in part, at any time other than during a non-call period. The Series E Auction Rate Preferred is not traded on any exchange.



          The following table shows (i) the classes of capital stock authorized,
(ii) the number of shares authorized in each class and (iii) the number of shares outstanding in each class as of September 30, 2006.



TITLE OF CLASS :                  AMOUNT AUTHORIZED*   AMOUNT OUTSTANDING*
----------------                  ------------------   -------------------
Common Stock                          252,000,000          167,642,009
Series A Preferred                      5,367,900                    0
Series B Preferred                      6,600,000            4,950,000
Series C Auction Rate Preferred             5,200                5,200
Series D Preferred                      3,000,000            2,949,700
Series E Auction Rate Preferred             2,000                2,000
Preferred Stock                         3,024,900                    0



* Does not include the Series F Preferred being offered pursuant to this prospectus.



          For a description of the terms and limitations of the Series F Preferred with respect to liquidation rights, dividends and distributions, the rights of holders of the Fund's preferred stock to receive distributions, and selection of Directors to the Fund's Board, see "Description of the Series F Preferred."


                                    TAXATION


          The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its stockholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.


TAXATION OF THE FUND


          The Fund has elected to be treated and has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for United States federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, United States government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, (b) not more than 25% of the value of the Fund's total assets is invested in the securities of (I) any one issuer (other than United States government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.


          The Fund's investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

          As a regulated investment company, the Fund generally is not subject to United States federal income tax on income and gains that it distributes each taxable year to stockholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

          Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no United States federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

          If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders.


          The Fund has a policy, which may be modified at any time by its Board, of paying a minimum annual distribution of 10% of the average net asset value of the Fund, paid quarterly, to holders of shares of common stock. In the event that the Fund's investment company taxable income and net capital gain exceed the total of its quarterly distributions and the amount of distributions on any preferred stock issued by the Fund, in order to avoid paying income tax at the corporate level, the Fund intends to pay such excess once a year. If, for any calendar year, the total quarterly distributions and the amount of distributions on any preferred stock issued by the Fund exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a stockholder's tax basis in the stock. The amount treated as a tax-free return of capital will reduce a stockholder's tax basis in the stock, thereby increasing such stockholder's potential gain or reducing the potential loss on the sale of the stock. Any amounts distributed to a stockholder in excess of the basis in the stock will be taxable to the stockholder as capital gain. The Fund's distribution policy may cause it to make taxable distributions to stockholders in excess of the minimum amounts of such taxable distributions it would be required to make in order to avoid liability for federal income tax. In certain situations, this excess distribution may cause stockholders to be liable for taxes for which they would not otherwise be liable if the Fund paid only that amount required to avoid liability for federal income tax.

TAXATION OF STOCKHOLDERS


          Based in part on the Fund's inability to voluntarily redeem the Series F Preferred until _____, 2011 the Fund intends to take the position that under present law the Series F Preferred will constitute equity, rather than debt of the Fund for Federal income tax purposes. It is possible, however, that the IRS could take a contrary position asserting, for example, that the Series F Preferred constitutes debt of the Fund. The Fund believes this position, if asserted, would be unlikely to prevail. If that position were upheld, distributions on the Series F Preferred would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund. The following discussion assumes the Series F Preferred is treated as equity.



          Distributions paid to you by the Fund from its investment company taxable income which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met by both the Fund and the stockholder) (i) for the dividends received deduction in the case of corporate stockholders to the extent that the Fund's income consists of dividend income from United States corporations, and (ii) for taxable years through December 31, 2010, as qualified dividend income eligible for the reduced maximum Federal rate to individuals of generally 15% (currently 5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains if they have been properly designated by the Fund, regardless of the length of time you have owned Fund stock. The maximum Federal tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (currently 5% for individuals in lower brackets) for such gain realized before January 1, 2011. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your stock and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the stock is held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.



          Upon the sale, exchange, redemption or other disposition of Series F Preferred stock, you will generally realize a taxable gain or loss equal to the difference between (1) the amount of cash and the fair market value of other property received and (2) your adjusted tax basis in the stock. Such gain or loss will generally be a capital gain or loss, and will be long-term capital gain or loss if the stock has been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund stock held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of stock of the Fund will be disallowed if other substantially identical Fund stock is acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the stock is disposed of. In such case, the basis of the stock acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.


          If the Fund pays you a dividend or makes a distribution in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend or distribution was declared.

          The Fund is required in certain circumstances to backup withhold on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Fund's stock who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

          THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS STOCKHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND AND ITS STOCKHOLDERS CAN BE FOUND IN THE SAI THAT IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO UNITED STATES FEDERAL, FOREIGN, STATE, LOCAL INCOME OR OTHER TAXES.



               ANTI-TAKEOVER PROVISIONS OF THE FUND'S CHARTER AND
                                    BY-LAWS


          The Fund presently has provisions in its Charter and By-Laws which could have the effect of limiting, in each case:

          - the ability of other entities or persons to acquire control of the Fund;

          -    the Fund's freedom to engage in certain transactions; or


          - the ability of the Fund's Directors or stockholders to amend the Charter and By-Laws or effectuate changes in the Fund's management.



          These provisions may be regarded as "anti-takeover" provisions. The Board of the Fund is divided into three classes, each having a term of three years. Each year the term of one class of Directors will expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board. Such system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the stockholders of the Fund to change the majority of Directors. A Director of the Fund may be removed only for cause and by a vote of a majority of the votes entitled to be cast for the election of Directors.


          In addition, the affirmative vote of the holders of 66-2/3% of the Fund's outstanding shares of each class (voting separately) is required to authorize the conversion of the Fund from a closed-end to an open-end investment company or generally to authorize any of the following transactions:

          -    the merger or consolidation of the Fund with any entity;

          - the issuance of any securities of the Fund for cash to any entity or person;

          - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

          - the sale, lease or exchange to the Fund, in exchange for its securities, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);


if such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of any class of capital stock of the Fund. However, such vote would not be required when, under certain conditions, the Board approves the transaction. Further, unless a higher percentage is provided for under the Charter, the affirmative vote of a majority (as defined in the 1940 Act) of the votes entitled to be cast by holders of outstanding shares of the Fund's preferred stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such stock or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changing the Fund's subclassification as a closed-end investment company, changing the Fund's investment objectives or changing its fundamental investment restrictions.



          Maryland corporations that are subject to the Securities Exchange Act of 1934 and have at least three outside directors, such as the Fund, may by board resolution elect to become subject to certain corporate governance provisions set forth in the Maryland corporate law, even if such provisions are inconsistent with the corporation's charter and by-laws. Accordingly, notwithstanding the Fund's Charter or By-Laws, under Maryland law the Board may elect by resolution to, among other things:

          - require that special meetings of stockholders be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at such meeting;


          -    reserve for the Board the right to fix the number of Fund
               Directors;



          - provide that Directors are subject to removal only by the vote of the holders of two-thirds of the stock entitled to vote; and



          - retain for the Board sole authority to fill vacancies created by the death, removal or resignation of a Director, with any Director so appointed to serve for the balance of the unexpired term rather than only until the next annual meeting of stockholders.


          The Board may make any of the foregoing elections without amending the Fund's Charter or By-Laws and without stockholder approval. Though a corporation's charter or a resolution by its board may prohibit its directors from making the elections set forth above, the Fund's Board currently is not prohibited from making any such elections.


          The provisions of the Charter and By-Laws and Maryland law described above could have the effect of depriving the owners of stock in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. The Board has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of the stockholders generally.



          The Charter and By-Laws of the Fund are on file with the Commission.


                  CUSTODIAN, TRANSFER AGENT, AUCTION AGENT AND
                           DIVIDEND-DISBURSING AGENT


          Mellon Trust of New England, N.A., located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon the month end value of the total assets of the Fund, plus certain charges for securities transactions.



          Computershare, located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund's dividend disbursing agent, as agent under the Fund's Plan and as transfer agent and registrar with respect to the common stock of the Fund.



          Along with the Series B Preferred and Series D Preferred, Computershare will also serve as the Fund's transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the Series F Preferred.



          The Bank of New York, located at 100 Church Street, New York, New York 10286, serves as the auction agent, transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the Series C Auction Rate Preferred and the Series E Auction Rate Preferred.


                                  UNDERWRITING


          Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. are acting as joint book-running managers and, together with A.G. Edwards & Sons, Inc. and Gabelli and Company, Inc., are acting as representatives of the underwriters named below.



          Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of shares of Series F Preferred set forth opposite the underwriter's name.



                                                     NUMBER OF SERIES F
UNDERWRITER                                           PREFERRED SHARES
-----------                                          ------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
A.G. Edwards & Sons, Inc.
Gabelli & Company, Inc.
Total

          The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all of the Series F Preferred shares, if they purchase any such shares.


          The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering.


            SALES LOAD PAID BY THE FUND
            ---------------------------
Per Share
Total






          The underwriters propose to initially offer some of the Series F Preferred directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Series F Preferred to certain dealers at the public offering price less a concession not in excess of $0.50 per share. The sales load that the Fund will pay of $ _____ per share is equal to _____% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $ _____ per share of Series F Preferred on sales to other dealers. After the initial offering, the public offering price and concession may be changed. Investors must pay for any Series F Preferred purchased in the initial public offering on or before _____, 2006.



          Prior to the offering, there has been no public market for the Series F Preferred. A preliminary application has been made to list the Series F Preferred on the NYSE. However, during an initial period that is not expected to exceed 30 days after the date of this prospectus, the Series F Preferred will not be listed on any securities exchange. During such 30-day period, the underwriters intend to make a market in the Series F Preferred; however, they have no obligation to do so. Consequently, an investment in the Series F Preferred may be illiquid during such period.












          In connection with the offering, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., on behalf of the underwriters, may purchase and sell the Series F Preferred in the open market. These transactions may include syndicate covering and stabilizing transactions. Syndicate covering transactions involve purchases of the Series F Preferred in the open market after the distribution has been completed in order to cover syndicate short positions. Stabilizing transactions consist of certain bids or purchases of shares made for the purpose of preventing or retarding a decline in the market price of the shares while the offering is in progress.



          The underwriters may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. repurchase shares of Series F Preferred originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.



          Any of these activities may have the effect of preventing or retarding a decline in the market price of Series F Preferred. They may also cause the price of Series F Preferred to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.



          We estimate that total expenses for this offering (excluding underwriting discounts) will be $_____.





          The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the Fund's execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.


          Certain underwriters have performed investment banking and advisory services for the Fund and the Investment Adviser from time to time, for which they have received customary fees and expenses. The underwriters and their affiliates may from time to time engage in transactions with, and perform services for, the Fund and the Investment Adviser in the ordinary course of their business. An affiliate of Citigroup Global Markets Inc. is the counterparty to the Fund in an interest rate swap transaction with an aggregate notional value of $130 million.

          Gabelli & Company, Inc. is a wholly-owned subsidiary of Gabelli Securities, Inc., which is a majority-owned subsidiary of the parent company of the Investment Adviser, which is, in turn, indirectly majority-owned by Mario J. Gabelli. As a result of these relationships, Mr. Gabelli, the Fund's Chairman and Chief Investment Officer, may be deemed to be a "controlling person" of Gabelli & Company, Inc.


          In the underwriting agreement, the Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make for any of those liabilities.


          A prospectus in electronic format may be available on the websites maintained by one or more of the underwriters. The representatives may agree to allocate a number of shares of Series F Preferred to underwriters for sale to their online brokerage account holders. The representatives will allocate shares of Series F Preferred to underwriters that may make Internet distributions on the same basis as other allocations. In addition, Series F Preferred may be sold by the underwriters to securities dealers who resell Series F Preferred to online brokerage account holders.



          The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of A.G. Edwards & Sons, Inc. is One North Jefferson Avenue, St. Louis, Missouri. 63101. The principal business address of Gabelli & Company, Inc. is One Corporate Center, Rye, New York 10580-1422.


                                  LEGAL MATTERS


          Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York, 10019, counsel to the Fund in connection with the offering of the Series F Preferred, and by Simpson Thacher & Bartlett, LLP, 425 Lexington Avenue New York, New York 10017, counsel to the underwriters. Counsel for the Fund and for the underwriters will rely, as to certain matters of Maryland law, on Venable LLP, 1800 Mercantile Bank and Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201.


                                     EXPERTS

          The audited financial statements of the Fund as of December 31, 2005, have been incorporated by reference into the SAI in reliance on the report of [AUDITOR], an independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. The report of [AUDITOR] is incorporated by reference into the SAI. [AUDITOR] is located at [ADDRESS].

                             ADDITIONAL INFORMATION


          The Board has approved, subject to shareholder and other regulatory approvals, the contribution of a portion of the Fund's assets to a newly formed non-diversified, closed-end investment company, The Gabelli Global Healthcare & WellnessRx Trust (the "Healthcare & WellnessRx Trust"). All of the Healthcare & WellnessRx Trust's common stock would then be distributed to the common stockholders of the Fund.


          The Fund would contribute to the Healthcare & WellnessRx Trust approximately $60 million to $100 million of its cash and/or securities and would then distribute all of the shares of the Healthcare & WellnessRx Trust pro rata to the common stockholders of the Fund. The Healthcare & WellnessRx Trust will seek to have its shares listed on the NYSE.


          The transaction is expected to be voted upon at the Fund's Annual Meeting of Shareholders in May 2007. The Board will determine the amount of capital to be distributed, the number of shares to be distributed, and the record and distribution dates, which will be announced at a later time. The distribution will be made only by means of a prospectus.


                                      * * *

          The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Commission. Reports, proxy statements and other information filed by the Fund with the Commission pursuant to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act can be inspected and copied at the public reference facilities maintained by the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The

Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission.

          The Fund's common stock, Series B Preferred and Series D Preferred are listed on the NYSE. Reports, proxy statements and other information concerning the Fund and filed with the Commission by the Fund will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

          This prospectus constitutes part of a Registration Statement filed by the Fund with the Commission under the Securities Act of 1933 and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the preferred stock offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Commission's web site (http://www.sec.gov).

                         PRIVACY PRINCIPLES OF THE FUND

          The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

          Generally, the Fund does not receive any non-public personal information relating to its stockholders, although certain non-public personal information of its stockholders may become available to the Fund. The Fund does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

          The Fund restricts access to non-public personal information about its stockholders to employees of the Fund's Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS


          Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations" and elsewhere in this prospectus. As a result of the foregoing and other factors, no assurance can be given as to the Fund's future results, levels of activity or achievements.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION



                                                                            PAGE
                                                                            ----
THE FUND                                                                     S-1
INVESTMENT OBJECTIVES AND POLICIES                                           S-1
INVESTMENT RESTRICTIONS                                                      S-7
MANAGEMENT OF THE FUND                                                       S-9
PORTFOLIO TRANSACTIONS                                                      S-19
TAXATION                                                                    S-20
AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN            S-25
ADDITIONAL INFORMATION CONCERNING THE SERIES F PREFERRED                    S-26
MOODY'S GUIDELINES                                                          S-26
NET ASSET VALUE                                                             S-34
BENEFICIAL OWNERS                                                           S-34
GENERAL INFORMATION                                                         S-35
FINANCIAL STATEMENTS                                                        S-37
GLOSSARY                                                                    S-38


     No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

                       APPENDIX A - CORPORATE BOND RATINGS


                         MOODY'S INVESTORS SERVICE, INC.


     Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


     Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa Securities.

     A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.


     Baa Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated Aa through B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


     C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       STANDARD & POOR'S RATINGS SERVICES


     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal. AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.



     A - Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



     BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.



     Speculative Grade - Debt rated BB, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.



     In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.


     AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


     "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                 [COMPANY LOGO]







                          THE GABELLI EQUITY TRUST INC.


            _____ SHARES, _____% SERIES F CUMULATIVE PREFERRED STOCK


                     (LIQUIDATION PREFERENCE $25 PER SHARE)







                                   PROSPECTUS




                                    ___, 2006



                               MERRILL LYNCH & CO.



                                    CITIGROUP



                                  A.G. EDWARDS



                             GABELLI & COMPANY, INC.

          THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.



                       STATEMENT OF ADDITIONAL INFORMATION



          The Gabelli Equity Trust Inc. (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to achieve long-term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities. Income is a secondary investment objective. The Fund commenced investment operations on August 21, 1986. Gabelli Funds, LLC (the "Investment Adviser") serves as investment adviser to the Fund.



          This Statement of Additional Information (the "SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated _____, 2006 (the "Prospectus"). Investors should obtain and read the Prospectus prior to purchasing the _____% Series F Cumulative Preferred Stock (the "Series F Preferred"). A copy of the Prospectus may be obtained, without charge, by calling the Fund at 800-GABELLI (800-422-3554) or (914) 921-5100. This SAI incorporates by reference the entire Prospectus.



          The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the "Commission"), 450 Fifth Street, N.W., Washington, D.C. The registration statement may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office or via its website (http://www.sec.gov) at no charge.



          This Statement of Additional Information is dated _____, 2006.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
THE FUND                                                                     S-1
INVESTMENT OBJECTIVES AND POLICIES                                           S-1
INVESTMENT RESTRICTIONS                                                      S-7
MANAGEMENT OF THE FUND                                                       S-9
PORTFOLIO TRANSACTIONS                                                      S-19
TAXATION                                                                    S-20
AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN            S-25
ADDITIONAL INFORMATION CONCERNING  THE SERIES F PREFERRED                   S-26
MOODY'S  GUIDELINES                                                         S-26
NET ASSET VALUE                                                             S-34
BENEFICIAL OWNERS                                                           S-34
GENERAL INFORMATION                                                         S-35
FINANCIAL STATEMENTS                                                        S-37
GLOSSARY                                                                    S-38


          No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.


          The Prospectus and this SAI omit certain information contained in the registration statement filed with the Commission, Washington D.C. The registration statement may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge. This Statement of Additional Information is dated _____, 2006.

                                    THE FUND


          The Fund was incorporated in Maryland on May 20, 1986 and is a non-diversified, closed-end management investment company registered under the 1940 Act. The common stock of the Fund is listed on the New York Stock Exchange (the "NYSE") under the symbol "GAB." The Fund's 7.20% Tax Advantaged Series B Cumulative Preferred Stock (the "Series B Preferred") is listed and traded on the NYSE under the symbol "GAB PrB". The Fund's 5.875% Series D Cumulative Preferred Stock (the "Series D Preferred") is listed and traded on the NYSE under the symbol "GAB PrD".


                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES


          The Fund's primary investment objective is to achieve long-term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities selected by the Investment Adviser. Income is a secondary investment objective. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in equity securities. See "Investment Objectives and Policies" in the Prospectus.


INVESTMENT PRACTICES


          SPECIAL SITUATIONS. Although the Fund typically invests in the securities of companies on the basis of fundamental value, the Fund from time to time may, as a non-principal investment strategy, invest in companies that are determined by the Investment Adviser to possess "special situation" characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. The principal risk associated with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investment therefore may not appreciate in value or may decline in value.



          OPTIONS. The Fund may, subject to guidelines of the Board of Directors (the "Board"), purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the United States over-the-counter ("OTC") markets as a means of achieving additional return or of hedging the value of the Fund's portfolio.


          The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.

          A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

          A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security or currency to the writer, at a specified price, and obligating the writer to purchase the underlying security or currency from the holder at that price. The writer of the put, who receives the premium, has the obligation to buy the underlying security or currency upon exercise, at the exercise price during the option period.

          If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.


          An exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

          A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration upon conversion or exchange of another instrument held in its portfolio (or for additional cash consideration held in a segregated account by its custodian). A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Obligations (as defined under "Investment Restrictions") or other high-grade short-term obligations in a segregated account with its custodian. A put option is "covered " if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.


          The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.


          An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or until the Fund delivers the underlying security upon exercise or otherwise covers the position.


          In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

          The Fund may also buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.

          Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.

          Price movements in the portfolio of the Fund may not correlate precisely with the movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

          Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option writing program it undertakes.


          FUTURES CONTRACTS AND OPTIONS ON FUTURES. A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contracts fluctuates. At any time prior to the expiration of a futures contract, the Fund may close the position by taking an opposite position, which will operate to terminate its existing position in the contract.


          An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures positions by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

          Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.


          In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, obligations of the U.S. government and its agencies and instrumentalities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, thereby ensuring that the use of the contract is unleveraged. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call option or the market price at which the short positions were established.

          INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may purchase or sell interest rate futures contracts to take advantage of, or to protect the Fund, against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.


          Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuation in the value of appropriately selected futures contracts should approximate those of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and concurrently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain, in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.


          The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

          The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.


          CURRENCY FUTURES AND OPTIONS THEREON. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to lock in the price in U.S. dollars of the securities it intends to acquire.

          The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund's profits on its underlying securities transactions.

          SECURITIES INDEX FUTURES CONTRACTS AND OPTIONS THEREON. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.


LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission. Nevertheless, the Fund's investment restrictions place certain limitations and prohibitions on the Fund's ability to purchase or sell commodities or commodity contracts. See "Investment Restrictions." Under these restrictions, the Fund may not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of the Fund's total assets and (ii) the aggregate market value of the Fund's outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of the market value of the Fund's total assets. In addition, investment in futures contracts and related options generally will be limited by the Rating Agency Guidelines (as defined in the Glossary) applicable to any of the Fund's Outstanding Preferred Stock (as defined in the Glossary).



          FORWARD CURRENCY EXCHANGE CONTRACTS. The Fund may engage in currency transactions other than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. The risk of shifting of a forward currency contract will be substantially the same as a futures contract having similar terms. The Fund's dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

          The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Fund's custodian or subcustodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's commitment with respect to the forward contract.

          At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

          The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

          If a decline in any currency is generally anticipated by the Investment Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

          SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.

          In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

          Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

          ADDITIONAL RISKS OF FOREIGN OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FORWARD CONTRACTS. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

          Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

          RISKS OF CURRENCY TRANSACTIONS. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.


          WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.


          Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.


          RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to a total of 10% of its net assets in securities that are subject to restrictions on resale and securities the markets for which are illiquid, including repurchase agreements with more than seven days to maturity. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities may not be as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 10% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.



          In accordance with pronouncements of the Commission, the Fund may invest in restricted securities that can be traded among qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), without registration and may treat them as liquid for purposes of the foregoing 10% test if such securities are found to be liquid. The Board has adopted guidelines and delegated to the Investment Adviser, subject to the supervision of the Board, the function of determining and monitoring the liquidity of particular Rule 144A securities.


                             INVESTMENT RESTRICTIONS


          The Fund operates under the following restrictions that constitute fundamental policies under the 1940 Act and that, except as otherwise noted, cannot be changed without the affirmative vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, pursuant to the Articles Supplementary, the affirmative vote of a majority, as defined in the 1940 Act, of the outstanding preferred stock of the Fund (voting separately as a single class) is also required to change a fundamental policy, as defined in the 1940 Act. For purposes of the preferred stock voting rights described in the foregoing sentence, except as otherwise required under the 1940 Act, the majority of the outstanding preferred stock means, in accordance with Section 2(a)(42) of the 1940 Act, the vote of (i) of 67% or more of the shares of preferred stock present at the stockholders meeting called for such vote, if the holders of more than 50% of the outstanding preferred stock are present or represented by proxy or (ii) more than 50% of the outstanding preferred stock, whichever is less. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:


     1. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption ("U.S. Government Obligations").


     2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the total assets of the Fund would be invested in securities of other investment companies, more than 5% of the market value of the total assets of the Fund would be invested in the securities of any one investment company or the Fund would own more than 3% of any other investment company's securities, provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its stockholders.


     3. Purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund does not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.


     4. Purchase any securities on margin or make short sales, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.


     5. Make loans of money, except by the purchase of a portion of publicly distributed debt obligations in which the Fund may invest, and repurchase agreements with respect to those obligations, consistent with its investment objectives and policies. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans may only be made upon approval of, and subject to any conditions imposed by, the Board. Because these loans would at all times be fully collateralized, the risk of loss in the event of default of the borrower should be slight.


     6. Borrow money, except that the Fund may borrow from banks and other financial institutions on an unsecured basis, in an amount not exceeding 10% of its total assets, to finance the repurchase of its stock. The Fund also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Temporary borrowings may not exceed 5% of the value of the total assets of the Fund at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings. While the borrowing of the Fund exceeds 5% of its respective total assets, the Fund will make no further purchases of securities, although this limitation will not apply to repurchase transactions as described above.

     7. Issue senior securities, except to the extent permitted by applicable law.

     8. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its stockholders.

     9. Invest more than 10% of its total assets in illiquid securities, such as repurchase agreements with maturities in excess of seven days, or securities that at the time of purchase have legal or contractual restrictions on resale.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


          The business and affairs of the Fund are managed under the direction of its Board, and the day-to-day operations are conducted through or under the direction of its officers.



          The names and business addresses of the Directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies. Directors who are "interested persons" of the Fund, as defined by the 1940 Act, are listed under the caption "Interested Directors."


DIRECTORS


                                               NUMBER OF
                                             PORTFOLIOS IN
                             TERM OF OFFICE   FUND COMPLEX
NAME, POSITION(S), ADDRESS    AND LENGTH OF   OVERSEEN BY         PRINCIPAL OCCUPATION(S)           OTHER DIRECTORSHIPS
AND AGE(1)                   TIME SERVED(2)     DIRECTOR          DURING PAST FIVE YEARS             HELD BY DIRECTOR
---------------------------  --------------  -------------  ----------------------------------  ---------------------------
INTERESTED DIRECTORS:(3)

Mario J. Gabelli             Since 1986***         23       Chairman and Chief Executive        Director of Morgan Group
   Director and Chief                                       Officer of GAMCO Investors, Inc.    Holdings, Inc. (
   Investment Officer                                       and Chief Investment Officer --     transportation services);
   Age: 64                                                  Value Portfolios of Gabelli Funds,  Chairman of the Board of
                                                            LLC and GAMCO Asset Management      Lynch Interactive
                                                            Inc.; Director/Trustee or Chief     Corporation (multimedia and
                                                            Investment Officer of other         communication services
                                                            registered investment companies in  company)
                                                            the Gabelli fund complex; Chairman
                                                            and Chief Executive Officer of
                                                            GGCP, Inc.

Anthony R. Pustorino         Since 1986*           14       Certified Public Accountant;        Director of LGL Group, Inc.
   Director                                                 Professor Emeritus, Pace            (diversified manufacturing)
   Age: 81                                                  University

NON-INTERESTED DIRECTORS:

Thomas E. Bratter            Since 1986***          3       Director, President and Founder of  None
   Director                                                 The John Dewey Academy
   Age: 67                                                  (residential college preparatory
                                                            therapeutic high school)

Anthony J. Colavita(4)       Since 1999**          33       Partner in the law firm of Anthony  None
   Director                                                 J. Colavita, P.C.
   Age: 70

James P. Conn(4)             Since 1989*           14       Former Managing Director and Chief  Director of First Republic
   Director                                                 Investment Officer of Financial     Bank (banking)
   Age: 68                                                  Security Assurance Holdings Ltd.
                                                            (insurance holding company)
                                                            (1992-1998)

Frank J. Fahrenkopf, Jr.     Since 1998**           5       President and Chief Executive       Director of First Republic
   Director                                                 Officer of the American Gaming      Bank (banking)
   Age: 67                                                  Association; Co-Chairman of the
                                                            Commission on Presidential
                                                            Debates; Chairman of the
                                                            Republican National Committee
                                                            (1983-1989)

Arthur V. Ferrara            Since 2001***          5       Former Chairman of the Board and    Director of The Guardian
   Director                                                 Chief Executive Officer of The      Sponsored Mutual Funds
   Age: 76                                                  Guardian Life Insurance Company of
                                                            America (1993-1995)

Salvatore J. Zizza           Since 1986**          24       Chairman of Hallmark Electrical     Director of Hollis Eden
   Director                                                 Supplies Corp.                      Pharmaceuticals
   Age: 60                                                                                      (biotechnology) and Earl
                                                                                                Scheib, Inc. (automotive
                                                                                                services)


OFFICERS


NAME, POSITION(S),                                     PRINCIPAL OCCUPATION(S) DURING PAST FIVE
ADDRESS AND AGE(1)           LENGTH OF TIME SERVED(2)                    YEARS
---------------------------  ------------------------  ----------------------------------------
Bruce N. Alpert              Since 1988                Executive Vice President and Chief
   President                                           Operating Officer of Gabelli Funds, LLC
   Age: 54                                             since 1988; Director and President of
                                                       Gabelli Advisers, Inc. since 1998;
                                                       Officer of all the registered investment
                                                       companies in the Gabelli fund complex.

Carter W. Austin             Since 2000                Vice President of the Fund since 2000;
   Vice President                                      Vice President of The Gabelli Dividend &
   Age: 40                                             Income Trust since 2003 and The Gabelli
                                                       Global Gold, Natural Resources & Income
                                                       Trust since 2005; Vice President of
                                                       Gabelli Funds, LLC since 1996.

Peter D. Goldstein           Since 2004                Director of Regulatory Affairs for GAMCO
   Chief Compliance Officer                            Investors, Inc. since 2004; Chief
   Age: 53                                             Compliance Officer of all the registered
                                                       investment companies in the Gabelli fund
                                                       complex; Vice President of Goldman Sachs
                                                       Asset Management from 2000-2004.

James E. McKee               Since 1995                Vice President, General Counsel and
   Secretary                                           Secretary of GAMCO Investors, Inc. since
   Age: 43                                             1999 and GAMCO Asset Management Inc.
                                                       since 1993; Secretary of all the
                                                       registered investment companies advised
                                                       by Gabelli Advisers, Inc. and Gabelli
                                                       Funds, LLC.

Agnes Mullady                Since 2006                Officer of all the registered investment
   Treasurer and Principal                             companies in the Gabelli Funds complex;
   Financial Officer                                   Senior Vice President of U.S. Trust
   Age: 47                                             Company, N.A. and Treasurer and Chief
                                                       Financial Officer of Excelsior Funds
                                                       from 2004-2005; Chief Financial Officer
                                                       of AMIC Distribution Partners from
                                                       2002-2004; Controller of Reserve
                                                       Management, Inc. and Reserve Partners,
                                                       Inc. and Treasurer of Reserve Funds from
                                                       2000-2002.


----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.


(2) The Fund's Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term. The three-year term for each class is as follows:



* Term continues until the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.



** Term continues until the Fund's 2008 Annual Meeting of Shareholders or until their successors are duly elected and qualified.



*** Term continues until the Fund's 2007 Annual Meeting of Shareholders or until their successors are duly elected and qualified.



(3) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" of the Fund because of his affiliation with the Investment Adviser and Gabelli & Company, Inc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of shares of common stock of the Fund. As a result of his ownership of securities of an affiliate of Citigroup Global Markets Inc., Mr. Pustorino is considered an "interested person" of the Fund until after the completion of this offering.


(4)  As a Director, elected solely by holders of the Fund's preferred stock.





     BENEFICIAL OWNERSHIP OF STOCK HELD IN THE FUND AND THE FUND COMPLEX FOR
                                  EACH DIRECTOR



          Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").



                                                      AGGREGATE DOLLAR RANGE OF
                                                          EQUITY SECURITIES
                                                          IN ALL REGISTERED
                            DOLLAR RANGE OF EQUITY      INVESTMENT COMPANIES
                                  SECURITIES            OVERSEEN BY DIRECTORS
NAME OF DIRECTOR               IN THE FUND*(1)       IN THE FUND COMPLEX*(1)(2)
-------------------------   ----------------------   --------------------------
INTERESTED DIRECTORS:
Mario J. Gabelli                       E                          E
Anthony R. Pustorino**                 E                          E

NON-INTERESTED DIRECTORS:
Dr. Thomas E. Bratter                  E                          E
Anthony J. Colavita**                  C                          E
James P. Conn                          E                          E
Frank J. Fahrenkopf, Jr.               A                          B
Arthur V. Ferrara                      A                          E
Salvatore J. Zizza                     E                          E


----------
*    Key to Dollar Ranges
     A. None
     B. $1-$10,000
     C. $10,001-$50,000
     D. $50,001-$100,000
     E. Over $100,000
     All shares were valued as of December 31, 2005.


** Messrs. Colavita and Pustorino each beneficially owned less than 1% of the common stock of LGL Group, Inc., having a value of $16,517 and $19,272, respectively, as of December 31, 2005. LGL Group, Inc may be deemed to be controlled by Mario J. Gabelli and an affiliated person and in that event would be deemed to be under common control with the Investment Adviser.



(1) This information has been furnished by each Director as of December 31, 2005.






























(2) The "Fund Complex" includes all the funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.


AUDIT COMMITTEE


          The Audit Committee is composed of three of the Fund's independent (as such term is defined by the NYSE's listing standards (the "NYSE Listing Standards")) Directors, namely, Messrs. Colavita, Pustorino and Zizza. Each member of the Audit Committee has been determined by the Board to be financially literate. The role of the Fund's Audit Committee is to assist the Board in its oversight of (i) the quality and integrity of the Fund's financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund's compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm's qualifications, independence and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Commission for inclusion in the Fund's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Audit Charter") that was most recently reviewed and approved by the Board on February 15, 2006.



          Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm and overseeing the Fund's internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by [AUDITOR] to the Fund and to the Investment Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund's independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.



          In performing its oversight function, at a meeting held on February 13, 2006, the Audit Committee reviewed and discussed with management of the Fund and [AUDITOR] the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2005, and discussed the audit of such financial statements with the independent registered public accounting firm.


          In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm required by Statement of Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the Commission's independence rules, delineating relationships between the independent registered public accounting firm and the Fund and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

          As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal control systems and the independent audit process.





          The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the Fund's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the financial statements are presented in accordance with generally accepted accounting principles (United States).



          The Audit Committee met twice during the year ended December 31, 2005.


NOMINATING COMMITTEE


          The Board has a Nominating Committee composed of three independent (as such term is defined by the NYSE Listing Standards) Directors, namely, Messrs. Colavita, Ferrara and Zizza. The Nominating Committee met once during the year ended December 31, 2005. The Nominating Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:



     - The name of the shareholder and evidence of the shareholder's ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;



     - The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of the Fund and the person's consent to be named as a Director if selected by the Nominating Committee and nominated by the Board; and



     - If requested by the Nominating Committee, a completed and signed director's questionnaire.



          The shareholder's recommendation and information described above must be sent to James E. McKee, the Fund's Secretary, c/o Gabelli Funds, LLC, and must be received by the Secretary no less than 120 days prior to the anniversary date of the Fund's most recent annual meeting of stockholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.



          The Nominating Committee believes that the minimum qualifications for serving as a Director of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board'S oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund. The Nominating Committee also seeks to have the Board represent a diversity of backgrounds and experience.



          The Fund's Nominating Committee adopted a charter on May 12, 2004, and amended the charter on November 17, 2004. The charter can be found on the Fund's website at http://www.gabelli.com.


PROXY VOTING COMMITTEE


          The Fund also has a Proxy Voting Committee, which, if so determined by the Board, is authorized to exercise voting power and/or dispositive power over specific securities held in the Fund's portfolio for such period as the Board may determine. The Directors serving on the Proxy Voting Committee are Messrs. Conn, Ferrara and Pustorino.



REMUNERATION OF DIRECTORS AND OFFICERS


          The Fund pays each Director who is not affiliated with the Investment Adviser or its affiliates a fee of $12,000 per year plus $1,500 per meeting attended in person, $1,000 per Committee meeting attended in person, and $500 per telephonic meeting, together with the Director's actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, and the Nominating Committee Chairman receives an annual fee of $2,000. The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to such Directors during the year ended December 31, 2005 amounted to $139,991. During the year ended December 31, 2005, the Directors of the Fund met seven times, three of which were special meetings of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

          The following table shows certain compensation information for the Directors and Officers of the Fund for the year ended December 31, 2005. Officers of the Fund who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund.

             COMPENSATION TABLE FOR THE YEAR ENDED DECEMBER 31, 2005



                                                                  TOTAL COMPENSATION
                                                                       FROM THE
                                                  AGGREGATE      FUND AND FUND COMPLEX
                                                 COMPENSATION            PAID
NAME OF PERSON AND POSITION                     FROM THE FUND   TO DIRECTORS/OFFICERS*
---------------------------                     -------------   ----------------------
DIRECTORS:
Mario J. Gabelli, Chairman of the Board            $     0       $      0 (24)****
Dr. Thomas E. Bratter, Director                    $18,333       $ 32,750 (3)
Anthony J. Colavita, Director                      $22,085       $212,473 (37)***,****
James P. Conn, Director                            $17,538       $ 83,283 (14)
Frank J. Fahrenkopf, Jr., Director                 $18,225       $ 60,183 (5)
Arthur V. Ferrara, Director                        $18,063       $ 32,011 (9)***
Karl Otto Pohl, Director**                         $     0       $  7,571 (35)***,****
Anthony R. Pustorino, Director                     $25,154       $147,261 (17)***
Salvatore J. Zizza, Director                       $20,592       $143,962 (25) ****

OFFICER:
Dawn M. Donato, Assistant Vice President*****      $75,000       $ 75,000(1)



----------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2005 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same Fund Complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.



** Mr. Pohl resigned from the Board on November 15, 2005 and now serves as Director Emeritus.



*** Includes compensation for serving as a Director of The Treasurer's Fund, Inc., which was liquidated on October 28, 2005.


**** Includes compensation for serving as a Trustee of Ned Davis Research Funds,
     Inc., which was liquidated on February 10, 2006.


***** Ms. Donato was employed by the Fund and not by the Investment Adviser
     (although during her tenure she was eligible to receive incentive-based variable compensation from affiliates of the Investment Adviser). Ms. Donato resigned her position as an officer and an employee of the Fund on October 6, 2006.


LIMITATION OF OFFICERS' AND DIRECTORS' LIABILITY

          The Fund's By-Laws provide that the Fund, to the fullest extent permitted by law, will indemnify its current and former Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices or association with the Fund. The By-Laws do not permit indemnification against any liability to which such person would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Maryland law does not permit indemnification of present or former directors, officers, employees or agents in connection with any proceeding to which they may be made a party by reason of their service to the Fund if (i) the act or omission of such person or entity was material to the matter giving rise to the proceeding and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; (ii) such person or entity actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, such person or entity had reasonable cause to believe that the act or omission was unlawful.

          Under Maryland law, the Fund is not permitted to indemnify for an adverse judgment in a suit by or in the right of the Fund for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent or an entry of an order of probation prior to judgment creates a rebuttable presumption that the director, officer, employee or agent did not meet the requisite standard of conduct required for permitted indemnification. The termination of any proceeding by judgment, order or settlement, however, does not create such a presumption.


          The By-Laws and Maryland law permit the Fund to advance reasonable expenses to current or former Directors, officers, employees and agents upon the Fund's receipt of a written affirmation by such person or entity of its good faith belief that it has met the standard of conduct necessary for indemnification by the Fund, and a written undertaking by such person or entity (or on its behalf) to repay the amount paid or reimbursed by the Fund if it is ultimately determined that such person or entity did not meet the requisite standard of conduct. The By-Laws further require that one of the following conditions must also be met to advance payment of expenses: (i) the person or entity seeking indemnification shall provide a security in the form and amount acceptable to the Fund for its undertaking; (ii) the Fund is insured against losses arising by reason of the advance; (iii) approval by a majority of a quorum of the Directors of the Fund who are neither "interested persons" as defined by Section 2(a)(19) of the 1940 Act nor parties to the proceeding; or
(iv) a written opinion of independent legal counsel, based on a review of the facts readily available to the Fund at the time the advance is proposed to be made, to the effect that there is reason to believe that the person or entity seeking indemnification will ultimately be found to be entitled to indemnification.



          Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty established by final judgment as being material to the cause of action. The Fund's Charter provides for such a limitation, except to the extent such exemption is not permitted by the 1940 Act, as amended from time to time.



MATTERS RELATING TO INVESTMENT ADVISER



          Affiliates of the Investment Adviser, may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company, which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. In addition, the Fund and the Investment Adviser have adopted a code of ethics that is designed in part to ensure that all such orders are accorded priority of execution over orders entered on behalf of proprietary accounts or accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. See "General Information -- Code of Ethics." The Investment Adviser may give advice or take actions with respect to other clients that differs from the action taken with respect to the Fund. The Fund may invest in the securities of companies that are investment management clients of the Investment Adviser's affiliates. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser's affiliates.














          For the years ended December 31, 2003, December 31, 2004, and December 31, 2005, the Investment Adviser was paid $12,895,377, $15,167,775 and
$16,357,998, respectively, for advisory and administrative services rendered to the Fund.







PORTFOLIO MANAGER INFORMATION

     OTHER ACCOUNTS MANAGED


          The information below lists other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day management during the year ended December 31, 2005.

                                                                                         NUMBER OF
                                                                                          ACCOUNTS
                                                                                          MANAGED
                                                                                           WITH
                                                                                          ADVISORY     TOTAL ASSETS
NAME OF                                                TOTAL NUMBER                         FEE        WITH ADVISORY
PORTFOLIO                       TYPES OF                OF ACCOUNTS                       BASED ON     FEE BASED ON
MANAGER                         ACCOUNTS                  MANAGED       TOTAL ASSETS    PERFORMANCE     PERFORMANCE
---------           --------------------------------   ------------   ---------------   -----------   --------------
Mario J. Gabelli    Registered Investment Companies         25        $13,060,000,000        6        $4,700,000,000
                    Other Pooled Investment Vehicles        20        $   946,400,000       19        $  704,600,000
                    Other Accounts                         1882       $10,000,000,000        5        $1,300,000,000

Caesar M.P. Bryan   Registered Investment Companies          6        $ 2,800,000,000        1        $1,900,000,000
                    Other Pooled Investment Vehicles         1        $     6,600,000        1        $    6,600,000
                    Other Accounts                           5        $    45,500,500        0                     0

----------
* Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers.

POTENTIAL CONFLICTS OF INTEREST


          Actual or apparent conflicts of interest may arise when a portfolio manager for the Fund also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:



          ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.



          ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts or other accounts primarily managed by other portfolio managers of the Investment Adviser and its affiliates.



          PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.



          SELECTION OF BROKER/ DEALERS. Because of the portfolio manager's position with, and his indirect majority ownership interest in, an affiliated broker, Gabelli & Company, Inc., he may have an incentive to use Gabelli & Company, Inc. to execute portfolio transactions for the Fund even if using Gabelli & Company, Inc. is not in the best interest of the Fund.



          VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Investment Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Investment Adviser or its affiliates have investment interests. In Mr. Gabelli's case, the Investment Adviser's compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near term performance to a greater degree in certain performance fee based accounts than with non-performance fee based accounts. In addition, he has investment interests in several of the funds managed by the Investment Adviser and its affiliates.


          The Investment Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise. In Mr. Bryan's case, his compensation is not affected by changes in assets of the Fund while it is for other accounts that he manages.

          COMPENSATION STRUCTURE. Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Investment Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Investment Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Investment Adviser's parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.


          The compensation of other portfolio managers in the Gabelli organization is reviewed annually and structured to enable it to attract and retain highly qualified professionals in a competitive environment. Mr. Bryan receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing certain accounts other than the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than Mr. Bryan's compensation) allocable to such other accounts. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity-based incentive compensation is based on an evaluation by the Investment Adviser's parent, GAMCO Investors, Inc., of quantitative and qualitative performance evaluation criteria.

          Mr. Bryan's compensation for managing other pooled investment accounts is based on a percentage of net revenues received by the Investment Adviser for managing the account. Compensation for managing accounts that have a performance-based fee will have two components. One component is based on a percentage of net revenues received by the Investment Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the performance fee is paid to the portfolio manager.

          OWNERSHIP OF STOCK IN THE FUND. Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by Messrs. Gabelli and Bryan:

                     DOLLAR RANGE OF
                    EQUITY SECURITIES
NAME                  HELD IN FUND*
----                -----------------
Mario J. Gabelli            G
Caesar M.P. Bryan           A

----------
*    KEY TO DOLLAR RANGES -- INFORMATION AS OF DECEMBER 31, 2005

     A. None

     B. $1 -- $10,000

     C. $10,001 -- $50,000

     D. $50,001 -- $100,000

     E. $100,001 -- $500,000

     F. $500,001 -- $1,000,000

     G. over $1,000,000


PORTFOLIO HOLDINGS INFORMATION



          Employees of the Investment Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Investment Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Investment Adviser with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Fund and the Investment Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund's website or filed as a part of a required filing on Form N-Q or NCSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under forms approved by the Investment Adviser's legal department or outside counsel, as described below. The Investment Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser's interests and the Fund's interests arises, to have such conflict resolved by the Chief Compliance Officer or the independent Board. These policies further provide that no officer of the Fund or employee of the Investment Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Investment Adviser.



          Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):



     (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;



     (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Investment Adviser;



     (3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board; the Fund's service providers are its administrator, transfer agent, custodian, independent registered public accounting firm, and legal counsel;



     (4) To firms providing proxy voting and other proxy services provided each such entity has agreed to keep such data confidential at least until it has been made public by the Investment Adviser;



     (5) To certain broker-dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of portfolio holdings information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and



     (6) To consultants for purposes of performing analysis of the Fund, which analysis (but not the Portfolio Holdings Information) may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential at least until it has been made public by the Investment Adviser.



          Under the Fund's policies described in item 2 above the following entities receive information about the portfolio holdings including information derived from the portfolio monthly:



     (1) Lipper Inc. receives information derived from the portfolio, with a one (1) business day lag, and



     (2) The Investment Company Institute receives information derived from the portfolio, with up to a ten (10) business day lag.



          Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund nor the Investment Adviser, nor any of the Investment Adviser's affiliates, will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund's Chief Compliance Officer.

PROXY VOTING PROCEDURES

          The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund's voting securities in accordance with such procedures. The proxy voting procedures are set forth below as Appendix A to this SAI.


          Information on how proxies relating to the Fund's voting securities were voted by the Investment Adviser during the 12 month period ended June 30, 2006 is available, upon request, by calling (800) 422-3554 or on the website of the Commission at http://www.sec.gov.


                             PORTFOLIO TRANSACTIONS


          Subject to policies established by the Board, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Commission thereunder, as well as other regulatory requirements, the Fund's Board has determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.



          Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information or other services (e.g. wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.



          Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable to all of the accounts, including the Fund.


          For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Fund paid a total of $837,474, $1,249,931 and $814,155, respectively, in brokerage commissions, of which Gabelli & Company, Inc. and its affiliates received, $426,925, $835,136 and $469,081, respectively. The amount received by Gabelli & Company, Inc. and its affiliates from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 2005 represented approximately 57.62% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period and approximately _____% of the aggregate dollar amount of transactions by the Fund for such period.








                                    TAXATION


          The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its stockholders. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretation by the courts or the Internal Revenue Service (the "IRS"), retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes.


TAXATION OF THE FUND


          The Fund has elected to be treated and has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "CODE") (a "RIC").












          If the Fund were unable to satisfy the 90% distribution requirement described under "Taxation" in the Prospectus or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's stockholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its stockholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.


          Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.


          Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined in the Code) generally will be treated as ordinary income and loss.



          Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.



          Investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to the Fund to mitigate the effect of this tax provided that the PFIC complies with certain reporting requirements, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Stockholders."



          The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

          As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to currently include income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its stockholders.


          If the Fund does not meet the asset coverage requirements of the 1940 Act and the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the shares of common stock until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax.


          Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.


FOREIGN TAXES


          Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund intends to invest less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities it will not be eligible to elect to "pass-through" to stockholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.


TAXATION OF STOCKHOLDERS





          A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.


          The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of stock of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such stockholder's gross income.

          Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding period and other requirements are met by both the Fund and the stockholder) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of dividend income from U.S. corporations and (ii) through December 31, 2010, as qualified dividend income eligible for the reduced maximum federal rate to individuals of generally 15% (currently 5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC. If the Fund lends portfolio securities, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. Distributions of net capital gain designated as capital gain distributions, if any, are taxable to stockholders at rates applicable to long-term capital gain, whether paid in cash or in stock, and regardless of how long the stockholder has held the Fund's stock. Capital gain distributions are not eligible for the dividends received deduction. The maximum federal tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (currently 5% for individuals in lower brackets) for such gain realized before January 1, 2011. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's stock and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the stock is held as a capital asset). For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.



          If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on preferred stock for this purpose is generally a dividend (i) in an amount greater than or equal to 5% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.



          The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction ("DRD") and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD and dividends that constitute qualified dividend income, if any, between its common stock and preferred stock in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common stock and preferred stock. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on its preferred stock (including the Series F Preferred ), distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of shares of common stock.



          Stockholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, stockholders with capital loss are urged to consult their own tax advisers.



          The price of stock purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing stock just prior to a distribution will receive a distribution which generally will be taxable to them even though it represents in part a return of invested capital.



          Certain types of income received by the Fund from real estate investment trusts ("REITs"), real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may (1) constitute taxable income, as "unrelated business taxable income" ("UBTI") for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; ( 3) not be eligible for reduced U.S. withholding for non- U.S. shareholders even from tax treaty countries; and ( 4) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

          Upon a sale, exchange, redemption or other disposition of stock, a stockholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the stockholder's adjusted tax basis in the stock. Such gain or loss will be treated as long-term capital gain or loss if the stock has been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the stock disposed of is replaced by substantially identical stock within a 61-day period beginning 30 days before and ending 30 days after the date that the stock is disposed of. In such a case, the basis of the stock acquired will be adjusted to reflect the disallowed loss.


          Any loss realized by a stockholder on the sale of Fund stock held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain) with respect to such stock.

          Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Stockholders are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.


          Distributions of investment company taxable income made by the Fund to stockholders who are non-resident aliens or foreign entities ("foreign investors") are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a foreign investor will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a foreign investor who provides a Form W-8ECI, certifying that the dividends are effectively connected with the foreign investor's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the foreign investor were a U.S. stockholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A foreign investor who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.



          In general, United States federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any capital gain distributions, undistributed capital gains, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.



          For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund'S U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) (such dividend, an "interest-related dividend") or (ii) are paid in respect of the Fund's "qualified short-term gain" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year) (such dividend, a "short-term capital gain dividend"). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such interest -related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as an interest -related dividend or short-term capital gain dividend. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.


BACKUP WITHHOLDING

          The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such stockholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

          THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE APPLICABLE PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY. PERSONS CONSIDERING AN INVESTMENT IN SHARES OF COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PURCHASE, OWNERSHIP AND DISPOSITION OF SHARES OF COMMON STOCK.

        AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN


          Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a stockholder whose shares of common stock are registered in his own name will have all distributions reinvested automatically by Computershare Trust Company, N.A. ("Computershare"), which is agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares of common stock registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares of common stock under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own shares of common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend -disbursing agent.



          Under the Plan, whenever the market price of the shares of common stock is equal to or exceeds net asset value at the time shares of common stock are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued shares of common stock, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the shares of common stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the shares of common stock at the time of valuation exceeds the market price of the shares of common stock, participants will receive shares of common stock from the Fund, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will purchase the shares of common stock for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares of common stock at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the shares of common stock exceeds net asset value.


          Participants in the Plan have the option of making additional cash payments to Computershare, semi-monthly, for investment in the common stock as applicable. Such payments may be made in any amount from $250 to $10,000. Computershare will use all funds received from participants to purchase shares of common stock in the open market on or about the 1st and 15th of each month. Computershare will charge each stockholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to Computershare in a manner that ensures that Computershare will receive these payments approximately 10 days before the 1st and 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by Computershare at least 48 hours before such payment is to be invested.


          Computershare maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares of common stock in the account of each Plan participant will be held by Computershare in noncertificated form in the name of the participant. A Plan participant may send its stock certificates to Computershare so that the shares of common stock represented by such certificates will be held by Computershare in the participant's stockholder account under the Plan. In the case of stockholders such as banks, brokers or nominees, which hold shares of common stock for others who are the beneficial owners, Computershare will administer the Plan on the basis of the number of shares of common stock certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who participate in the Plan.


          Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days' written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Computershare at P.O. Box 43010, Providence, RI 02940-3010.


            ADDITIONAL INFORMATION CONCERNING THE SERIES F PREFERRED







The additional information concerning the Series F Preferred contained in this SAI does not purport to be a complete description of the Series F Preferred and should be read in conjunction with the description of the Series F Preferred contained in the Prospectus under "Description of the Series F Preferred." This description is subject to and qualified in its entirety by reference to the Fund's Governing Documents (as defined in the Glossary), including the provisions of the Articles Supplementary establishing the Series F Preferred. Copies of these Articles Supplementary are filed as exhibits to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and a copy thereof may be obtained, as described under
"Additional     Information" in the Prospectus.







                               MOODY'S GUIDELINES



          The description of the Moody's Guidelines contained in this SAI does not purport to be complete and is subject to and qualified in its entirety by reference to the Articles Supplementary. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under "Additional Information" in the Prospectus.



          The composition of the Fund's portfolio reflects guidelines (referred to herein as the "Rating Agency Guidelines") established by Moody's in connection with the Fund's receipt of a rating of "Aaa" from Moody's for the Series F Preferred. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A securities) and other securities not within the Rating Agency Guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, such securities have not constituted and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.



          The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of such guidelines, greater than the aggregate liquidation preference of the Outstanding Series F Preferred and other Preferred Stock plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Outstanding Preferred Stock (including the Series F Preferred ) on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on its shares of common stock. See "Description of the Series F Preferred -- Asset Maintenance Requirements" in the Prospectus. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Adviser, including private placements of other than Rule 144A securities. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant Rating Agency and will apply to the Series F Preferred only so long as the relevant Rating Agency is rating such stock at the request of the Fund. If in the future the Fund elected to issue senior securities rated by a rating agency other than Moody's, other similar arrangements might apply with respect to those securities.



          The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each Rating Agency (the "Basic Maintenance Amount"), the determination of which is as set forth under "Description of the Series F Preferred -- Asset Maintenance Requirements" in the Prospectus. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such Rating

Agency). Upon any failure to maintain the required Discounted Value, the Fund may seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.


          The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.


          A rating of preferred stock as "Aaa" (as described by Moody's ) indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. A Moody's credit rating of preferred stock does not address the likelihood that a resale mechanism will be successful. As described by Moody's, an issue of preferred stock which is rated "Aaa" is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stock.



          The Fund will pay certain fees to Moody's for rating the Series F Preferred. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of the Series F Preferred should be evaluated independently of any other rating. Ratings are not recommendations to purchase, hold, or sell Series F Preferred inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's by the Fund and obtained by Moody's from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information. The Fund has no current intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.






          Under the Moody's guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Stock's Basic Maintenance Amount. To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio.


          The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:


TYPE OF MOODY'S ELIGIBLE ASSET*:                                                  MOODY'S DISCOUNT FACTOR
--------------------------------                                               -----------------------------
U.S. Treasury Securities with final maturities that are less than or equal
   to 60 days                                                                  1.00
Demand or time deposits, certificates of deposit and bankers' acceptances
   includible in Short Term Money Market Instruments                           1.00
Commercial paper rated P-1 by Moody's maturing in 30 days or less              1.00
Commercial paper rated P-1 by Moody's maturing in more than 30 days but in
   270 days or less                                                            1.15
Commercial paper rated A-1+ by S&P maturing in 270 days or less                1.25
Repurchase obligations includible in Short Term Money Market Instruments if
   term is less than 30 days and counterparty is rated at least A2             1.00
Other repurchase obligations                                                   Discount factor applicable to
                                                                               underlying assets
U.S. Common Stocks and Common Stocks of foreign issuers for which  ADRs are traded:
Large Cap Stocks (Market Capitalization in excess of $10 billion)              2.00
Mid Cap Stocks (Market Capitalization in between $2 billion and $10 billion)   2.05
Small Cap Stocks (Market Capitalization less than $2 billion)                  2.20
Common Stocks of foreign issuers (in existence for at least five years) for
   which no  ADRs are traded                                                   4.00
Convertible Preferred Stocks and Convertible Corporate Debt Securities
having a delta range of:
   .8-.4 (investment grade)                                                    1.92
   .8-.4 (below investment grade)                                              2:26
   1-.8 (investment grade)                                                     1.95
   1-.8 (below investment grade)                                               2:29
Convertible Preferred Stocks and Convertible Corporate Debt Securities that
   are unrated                                                                 2.50
Preferred  Stocks:
   Auction rate preferred stocks                                               3.50
   Other preferred stock rated:
      Aaa                                                                      1.50
      Aa                                                                       1.55

TYPE OF MOODY'S ELIGIBLE ASSET*:                                                  MOODY'S DISCOUNT FACTOR
--------------------------------                                               -----------------------------
      A                                                                        1.60
      Baa                                                                      1.65
      Ba                                                                       1.96
      B                                                                        2.16
Less than B or not rated                                                       2.40
DRD Preferred (investment grade)                                               1.65
DRD Preferred (below investment grade)                                         2.16

U.S. Government Obligations (other than U.S. Treasury Securities Strips set forth below) with remaining terms to maturity of:
1 year or less                                                                 1.04
2 years or less                                                                1.09
3 years or less                                                                1.12
4 years or less                                                                1.15
5 years or less                                                                1.18
7 years or less                                                                1.21
10 years or less                                                               1.24
15 years or less                                                               1.25
20 years or less                                                               1.26
30 years or less                                                               1.26

U.S. Treasury Securities Strips with remaining terms to maturity of:
1 year or less                                                                 1.04
2 years or less                                                                1.10
3 years or less                                                                1.14
4 years or less                                                                1.18
5 years or less                                                                1.21
7 years or less                                                                1.27
10 years or less                                                               1.34
15 years or less                                                               1.45
20 years or less                                                               1.54
30 years or less                                                               1.66

Corporate Debt:
Convertible corporate debt having a delta range of .4-0, and non-convertible corporate debt, rated at least Aal with remaining terms to maturity of:
1 year or less                                                                 1.09
2 years or less                                                                1.15
3 years or less                                                                1.20
4 years or less                                                                1.26
5 years or less                                                                1.32
7 years or less                                                                1.39
10 years or less                                                               1.45
15 years or less                                                               1.50
20 years or less                                                               1.50
30 years or less                                                               1.50
Greater than 30 years                                                          1.65

Convertible corporate debt having a delta range of .4-0, and non-convertible corporate debt, rated at least Aa3 with remaining terms to maturity of:
1 year or less                                                                 1.12
2 years or less                                                                1.18
3 years or less                                                                1.23
4 years or less                                                                1.29
5 years or less                                                                1:35
7 years or less                                                                1.43
10 years or less                                                               1.50
15 years or less                                                               1.55
20 years or less                                                               1.55
30 years or less                                                               1.55
Greater than 30 years                                                          1.73

Convertible corporate debt having a delta range of .4-0, and non-convertible corporate debt, rated at least A3 with  remaining terms to maturity of:
1 year or less                                                                 1.15
2 years or less                                                                1.22
3 years or less                                                                1.27
4 years or less                                                                1.33

TYPE OF MOODY'S ELIGIBLE ASSET*:                                                  MOODY'S DISCOUNT FACTOR
--------------------------------                                               -----------------------------
5 years or less                                                                1.39
7 years or less                                                                1.47
10 years or less                                                               1.55
15 years or less                                                               1.60
20 years or less                                                               1.60
30 years or less                                                               1.60
Greater than 30 years                                                          1.81

Convertible corporate debt having a delta range of .4-0, and non-convertible corporate debt, rated at least Baa3 with remaining terms of maturity of:
1 year or less                                                                 1.18
2 years or less                                                                1.25
3 years or less                                                                1.31
4 years or less                                                                1.38
5 years or less                                                                1.44.
7 years or less                                                                1.52
10 years or less                                                               1.60
15 years or less                                                               1.65
20 years or less                                                               1.65
30 years or less                                                               1.65
Greater than 30 years                                                          1.89

Convertible corporate debt having a delta range of .4-0, and non-convertible corporate debt, rated at least Ba3 with remaining terms of maturity of:
1 year, or less                                                                1.37
2 years or less                                                                1.46
3 years or less                                                                1.53
4 years or less                                                                1.61
5 years or less                                                                1.68
7 years or less                                                                1.79
10 years or less                                                               1.89
15 years or less                                                               1.96
20 years or less                                                               1.96
30 years or less                                                               1.96
Greater than 30 years                                                          2.05

Convertible corporate debt having a delta range of .4-0, and non-convertible corporate debt, rated at least Bl and B2 with remaining terms of maturity of:
1 year or less                                                                 1.50
2 years or less                                                                1.60
3 years or less                                                                1.68
4 years or less                                                                1.76
5 years or less                                                                1.85
7 years or less                                                                1.97
10 years or less                                                               2.08.
15 years or less                                                               2.16
20 years or less                                                               2.28
30 years or less                                                               2.29
Greater than 30 years                                                          2.40



----------
* Discount Factors are for a seven-week exposure period; the Discount Factor applicable to Rule 144A securities shall be increased by 20%. Unless conclusions regarding liquidity risk and estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a convertible corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "NR" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which an S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Securities with different ratings assigned by S&P and Fitch will be accepted at the lower of the two ratings.

"MOODY'S ELIGIBLE ASSETS" MEANS:


          (a) cash (including, for this purpose, receivables for investments sold to a counterparty whose senior debt securities are rated at least Baa3 by Moody's or a counterparty approved by Moody's and payable within five Business Days following such Valuation Date and dividends and interest receivable within 49 days on investments);

          (b) Short-Term Money Market Instruments;

          (c) commercial paper that is not includible as a Short-Term Money Market Instrument having on the Valuation Date a rating from Moody's of at least P-1 and maturing within 270 days;


          (d) preferred stocks (i) which either (A) are issued by issuers whose senior debt securities are rated at least Baa1 by Moody's or (B) are rated at least Baa3 by Moody's or (C) in the event an issuer's senior debt securities or preferred stock is not rated by Moody's, which either (1) are issued by an issuer whose senior debt securities are rated at least A- by S&P or (2) are rated at least A- by S&P and for this purpose have been assigned a Moody's equivalent rating of at least Baa3, (ii) of issuers which have (or, in the case of issuers which are special purpose corporations, whose parent companies have) common stock listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System, (iii) which have a minimum issue size (when taken together with other of the issuer's issues of similar tenor) of $40,000,000, (iv) which have paid cash dividends consistently during the preceding three-year period (or, in the case of new issues without a dividend history, are rated at least A1 by Moody's or, if not rated by Moody's, are rated at least A+ by S&P), (v) which pay cumulative cash dividends in U.S. dollars,
(vi) which are not convertible into any other class of stock and do not have warrants attached, (vii) which are not issued by issuers in the transportation industry and (viii) in the case of auction rate preferred stocks, which are rated at least Aa3 by Moody's, or. if not rated by Moody's, AA- by S&P, AA- by Fitch or are otherwise approved in writing by Moody's and have never had a failed auction; provided, however, that for this purpose the aggregate Market Value of the Fund's holdings of any single issue of auction rate preferred stock shall not be more than 1% of the Fund's total assets;



          (e) common stocks (i) (A) which are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in U.S. dollars and (C) which may be sold without restriction by the Fund; provided, however, that (y) common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Corporation's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Fund's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are American Depositary Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the Outstanding shares of common stock of such issuer thereof or (B) in excess of 10% of the Market Value of the Fund's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction, other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom shall not be a Moody's Eligible Asset;


          (f) ADR securities, based on the following guidelines: (i) Sponsored ADR program or (ii) Level II or Level III ADRs. Private placement Rule 144A ADRs are not eligible for collateral consideration. Global GDR programs will be evaluated on a case by case basis;

          (g) U.S. Government Obligations;


          (h) corporate evidences of indebtedness (i) which may be sold without restriction by the Fund which are rated at least B3 (Caa subordinate) by Moody's (or, in the event the security is not rated by Moody's, the security is rated at least B- by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), with such rating confirmed on each Valuation Date, (ii) which have a minimum issue size of at least (A) $100,000,000 if rated at least Baa3 or (B) $50,000,000 if rated B or Ba3, (iii) which are not convertible or exchangeable into equity of the issuing corporation and have a maturity of not more than 30 years and (iv) for which, if rated below Baa3 or not rated, the aggregate Market Value of the Fund's holdings do not exceed 10% of the aggregate Market Value of any individual issue of corporate evidences of indebtedness calculated at the time of original issuance;



     (i) convertible corporate evidences of indebtedness (i) which are issued by issuers whose senior debt securities are rated at least B2 by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by issuers whose senior debt securities are rated at least B by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), (ii) which are convertible into common stocks which are traded on the New York Stock Exchange or the American Stock Exchange or are quoted on the Nasdaq National Market System and (iii) which, if cash dividend paying, pay cash dividends in U.S. dollars; provided, however, that once convertible corporate evidences of indebtedness have been converted into common stock, the common stock issued upon conversion must satisfy the criteria set forth in clause (e) above and other relevant criteria set forth in this definition in order to be a Moody's Eligible Asset; provided, however, that the Fund's investments in auction rate preferred stocks described in clause (d) above shall be included in Moody's Eligible Assets only to the extent that the aggregate Market Value of such stocks does not exceed 10% of the aggregate Market Value of all of the Corporation's investments meeting the criteria set forth in clauses (a) through (g) above less the aggregate Market Value of those investments excluded from Moody's Eligible Assets pursuant to the paragraph appearing after clause (i) below; and



     (j) no assets which are subject to any lien or irrevocably deposited by the Fund for the payment of amounts needed to meet the obligations described in clauses (a) through (d) of the definition of "Basic Maintenance Amount" in "Description of the Series F Preferred Rating Agency Guidelines" may be includible in Moody's Eligible Assets.



     Notwithstanding anything to the contrary in the preceding clauses (a)-(j), the FUND's investment in preferred stock, common stock, corporate evidences of indebtedness and convertible corporate evidences of indebtedness shall not be treated as Moody's Eligible Assets except to the extent they satisfy the following diversification requirements (utilizing Moody's Industry and Sub-industry Categories) with respect to the Market Value of the Fund's holdings:


ISSUER

                            NON-UTILITY
                              MAXIMUM           UTILITY MAXIMUM
MOODY'S RATING (1)(2)   SINGLE ISSUER(3)(4)   SINGLE ISSUER(3)(4)
---------------------   -------------------   -------------------
Aaa                             100%                  100%
Aa                               20%                   20%
A                                10%                   10%
CS/CB, Baa(5)                     6%                    4%
Ba                                4%                    4%
B1/B2                             3%                    3%
B3 or lower                       2%                    2%

INDUSTRY AND STATE

                            NON-UTILITY      UTILITY MAXIMUM
                              MAXIMUM          SINGLE SUB-       UTILITY MAXIMUM
MOODY'S RATING (1)      SINGLE INDUSTRY(3)   INDUSTRY(3)(6)    SINGLE ISSUER(3)(4)
------------------      ------------------   ---------------   -------------------
Aaa                            100%                100%              100%
Aa                              60%                 60%               20%
A                               40%                 50%               10%(7)
CS/CB, Baa(5)                   20%                 50%                7%(7)
Ba                              12%                 12%                0%
B1/B2                            8%                  8%                0%
B3 or lower                      5%                  5%                0%


----------
(1) Unless conclusions regarding liquidity risk and estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the

     Fund will use the percentage set forth under "B3 or lower" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.


(2) Corporate evidences of indebtedness from issues ranging from $50,000,000 to $100,000,000 are limited to 20% of Moody's Eligible Assets.

(3) The referenced percentages represent maximum cumulative totals only for the related Moody's rating category and each lower Moody's rating category.

(4) Issuers subject to common ownership of 25% or more are considered as one name.

(5) CS/CB refers to common stock and convertible corporate evidences of indebtedness, which are diversified independently from the rating level.

(6) In the case of utility common stock, utility preferred stock, utility evidences of indebtedness and utility convertible evidences of indebtedness, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of the Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7) Such percentage shall be 15% in the case of utilities regulated by California, New York and Texas.


          MOODY'S HEDGING TRANSACTIONS. For so long as any Preferred Stock is rated by Moody's, the Fund may buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options on portfolio securities, swaps and securities lending unless it receives written confirmation from Moody's that engaging in such transactions would impair the ratings then assigned to the Preferred Stock by Moody's (collectively "Moody's Hedging Transactions"), subject to the following limitations:


          (i) Future and call options: For purposes of the Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Moody's Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of a Valuation Date. For call options purchased by the Fund, the Market Value of the call option will be included as a Moody's Eligible Asset subject to a Moody's Discount Factor mutually agreed to between the Fund and Moody's based on the characteristics of the option contract such as its maturity and the underlying security of the contract.


          (ii) Securities lending: The Fund may engage in securities lending in an amount not to exceed 10% of the Fund's total gross assets (provided term and conditions of the securities lending program are disclosed in advance to Moody's, if Moody's is rating the Preferred Stock). For purposes of calculating the Basic Maintenance Amount, such securities lent shall be included as Moody's Eligible Assets with the appropriate Moody's Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Basic Maintenance Amount. However, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these By-Laws. In such event, to the extent that securities lending collateral received is invested by the Fund in assets that otherwise would be Moody's Eligible Assets and the value of such assets exceeds the amount of the Fund's Moody's Eligible Assets by applying the applicable Moody's Discount Factor to this amount and adding the product to total Moody's Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Fund's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Basic Maintenance Amount. Collateral received by the Fund in a securities lending transaction and maintained by the Fund in the form received shall not be included as a Moody's Eligible Asset for purposes of calculating the Basic Maintenance Amount.



          (iii) Swaps (including Total Return Swaps and Interest Rate Swaps):
Total Return and Interest Rate Swaps are subject to the following provisions:

          (A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Basic Maintenance Amount. If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor on the counterparty to the swap transaction. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund will subtract the outstanding liability from the total Moody's Eligible Assets in calculating the Basic Maintenance Amount.

          In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Moody's Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding Preferred Stock. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a S&P or Fitch rating of A- or Moody's long-term rating of A3.

          (B) (1) The underlying securities subject to a Credit Default Swap sold by the Fund will be subject to the applicable Moody's Discount Factor for each security subject to the swap;


          (2) If the Fund purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor assessed based on the counterparty risk and the duration of the swap agreement.



          If not otherwise provided for in (i)-(iii) above, derivative instruments shall be treated as follows: Any derivative instruments will be valued pursuant to the Fund's valuation procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, as appropriate, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the Basic Maintenance Amount (e.g., written call option that is in the money for the holder). Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is not based upon an individual security or securities that are Moody's Eligible Assets will have a mutually agreed -upon valuation by Moody's and the Fund for purposes of determining Moody's Eligible Assets. Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is based upon an individual security or securities that are Moody's Eligible Assets (e.g., a purchased call option on a bond that is in the money) will be valued as follows for purposes of determining Moody's Eligible Assets:
(A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be reduced by applying the Moody's Discount Factor (as it would apply to the underlying security or securities) and then added to Moody's Eligible Assets; and (B) for such derivative instruments that are not exchange -traded, the value of the in-the-money amount of the payment obligation to the Fund will be (1) reduced as described in (A) and (B) further reduced by applying to the remaining amount the Moody's Discount Factor determined by reference to the credit rating of the derivative counterparty with the remaining amount after these reductions then added to Moody's Eligible Assets.


          For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.




                                 NET ASSET VALUE





          For purposes of determining the Fund's net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.



          Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or, if after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments that are not credit impaired with remaining maturities of 60 days or less are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.



          Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.



          The Fund obtains valuation on the basis of prices provided by one or more pricing services approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have had more than a minimal effect on the Fund's asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

                                BENEFICIAL OWNERS

PRINCIPAL STOCKHOLDERS AND OWNERSHIP BY DIRECTORS


Set forth below is information as of October 31, 2006 with respect to the beneficial ownership of our shares of common stock by(i) each person who is known by us to be the beneficial owner of more than five percent of the outstanding shares of common stock,(ii) each of our interested and non-interested Directors, and(iii) all of our interested and non-interested Directors as a group. Except as otherwise indicated, to our knowledge, all shares are beneficially owned and investment and voting power is held by the persons named as owners. At this time, we are unaware of any stockholder owning 5 percent or more of the outstanding shares of common stock. Unless otherwise provided, the address of each holder is Gabelli Funds, LLC, One Corporate Center, Rye, NY, 10580-1422.



Set forth in the table below is the amount of shares beneficially owned by each Director of the Fund.



                             AMOUNT AND NATURE OF BENEFICIAL    PERCENT OF SHARES
     NAME OF DIRECTOR                 OWNERSHIP(1)                OUTSTANDING(2)
     ----------------       ---------------------------------   -----------------
INTERESTED DIRECTORS:
Mario J. Gabelli            1,827,970 shares of common stock(3)        1.1%
Anthony R. Pustorino        13,620 shares of common stock(4)             *

NON-INTERESTED DIRECTORS:
Dr. Thomas E. Bratter       29,075  shares of common stock;              *
                            375 shares of Series B Preferred

Anthony J. Colavita         2,835 shares of common stock(5);             *
                            750 shares of Series B Preferred(6)

James P. Conn               43,439  shares of common stock;              *
                            750 shares of Series B Preferred

Frank J. Fahrenkopf, Jr.                    0                            *
Arthur V. Ferrara                           0                            *

Salvatore J. Zizza                      41,390(7)                        *



----------
(1) This information has been furnished by each Director as of October 31, 2006. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the 1934 Act. Reflects ownership of common stock unless otherwise noted.


(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding.



(3) Includes 947,963 shares of common stock owned directly by Mr. Gabelli, 37,358 shares of common stock owned by a family partnership for which Mr. Gabelli serves as general partner, and 842,649 shares of common stock owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.




(4) Includes 2,632 shares of common stock owned by Mr. Pustorino's spouse for which he disclaims beneficial ownership.



(5) Comprised of 2,835 shares of common stock owned by Mr. Colavita's spouse for which he disclaims beneficial ownership.



(6) Comprised of 750 shares of preferred stock owned by Mr. Colavita's spouse for which he disclaims beneficial ownership.



(7) Includes 30,500 shares of common stock owned by Mr. Zizza's sons for which he disclaims beneficial ownership.



          As of October 31, 2006, the Directors and Officers of the Fund as a group beneficially owned approximately 1.2% of the Fund's outstanding shares of common stock and less than 1% of the Fund's outstanding Series B Preferred.

                               GENERAL INFORMATION

BOOK-ENTRY-ONLY ISSUANCE


          DTC will act as securities depository for the stock of Series F Preferred offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.



          DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the 1934 Act, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.


          Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, and periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

          DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

          Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

          Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

          DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


          Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, is counsel to the Fund. As to certain matters of Maryland law, Willkie Farr & Gallagher LLP will rely on the opinion of Venable LLP, 1800 Mercantile Bank and Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201



          [AUDITOR] [ADDRESS] serves as the Independent Registered Public Accounting Firm of the Fund and will annually audit the financial statements of the Fund.


PROXY VOTING PROCEDURES


          The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund's voting securities in accordance with such procedures. The proxy voting procedures are attached hereto as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-422-3554, or on the Registrant's website at http://www.gabelli.com, and (ii) on the Commission's website at http://www.sec.gov.


CODE OF ETHICS


          The Fund and the Investment Adviser have adopted a code of ethics (the "Code of Ethics") under Rule 17(j)-1 under the 1940 Act. The Code of Ethics permits directors/trustees, officers and employees of the Fund, the Investment Adviser and their affiliates, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.



          The Code of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling the Commission at 800-SEC-0330. The Code of Ethics is also available on the EDGAR database on the Commission's website at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Room Section, Washington, D.C. 20549-0102.



JOINT CODE OF ETHICS FOR CHIEF EXECUTIVE AND SENIOR FINANCIAL OFFICERS



          The Fund and the Investment Adviser have adopted a joint code of ethics (the "Joint Code") that serves as a code of conduct. This Joint Code sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The Joint Code can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling the Commission at 800-SEC-0330. The Joint Code is also available on the EDGAR database on the Commission's website at http://www.sec.gov. Copies of the Joint Code may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Room Section, Washington, D.C. 20549-0102.


                              FINANCIAL STATEMENTS


          The audited financial statements included in the annual report to the Fund's shareholders for the year ended December 31, 2005, and the unaudited financial statements included in the semi-annual report to the Fund's shareholders for the period ended June 30, 2006, together with the reports of [AUDITOR] for the Fund's annual report, are incorporated herein by reference from the Fund's annual report and semi-annual report to shareholders. All other portions of the annual report and semi-annual report to shareholders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the annual report or the semi-annual report to shareholders may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at 800-GABELLI (422-3554).

                                    GLOSSARY


          "ADJUSTED VALUE" of each Eligible Asset shall be computed as follows:


          (i)  cash shall be valued at 100% of the face value thereof; and

          (ii) all other Eligible Assets shall be valued at the applicable Discounted Value thereof; and


          (iii) each asset that is not an Eligible Asset shall be valued at zero.



          "ADMINISTRATOR" means the other party to the Administration Agreement with the Fund, which shall initially be Gabelli Funds, LLC, a New York limited liability company, and will include, as appropriate, any sub-administrator appointed by the Administrator.















          "ARTICLES OF INCORPORATION" means the Articles of Incorporation of the Fund, dated as of May 20, 1986, as amended, supplemented or restated from time to time (including by the Articles Supplementary).



          "ARTICLES SUPPLEMENTARY" means the Articles Supplementary of the Fund establishing a series of preferred stock, including the Series F Preferred.





















          "BASIC MAINTENANCE AMOUNT" has the meaning set forth in "Moody's Guidelines."















          "BOARD" means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.









          "BUSINESS DAY" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.



          "BY-LAWS" means the By-Laws of the Fund, as amended from time to time.



          "CHARTER" means the Charter of the Fund (together with any amendments or supplements thereto, including any articles supplementary).



          "CODE" means the Internal Revenue Code of 1986, as amended.



          "COMMISSION" means the United States Securities and Exchange
Commission.















          "DEPOSIT ASSETS" means cash, Short-Term Money Market Instruments and U.S. Government Securities. Except for determining whether the Fund has Eligible Assets with an Adjusted Value equal to or greater than the Basic Maintenance Amount, each Deposit Asset shall be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Asset but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.



          "DISCOUNT FACTOR" means (i) so long as Moody's is rating the Series F Preferred at the Fund's request, the Moody's Discount Factor, and/or (ii) any applicable discount factor established by any Other Rating Agency, whichever is applicable.



          "DISCOUNTED VALUE" means, as applicable,(i) the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, or (ii) such other formula for determining the discounted value of an Eligible Asset as may be established by an applicable Rating Agency, provided that, with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the applicable quotient or product as calculated above or the call price, whichever is lower, and that, with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the applicable quotient or product as calculated above or the par value, whichever is lower.






          "DIVIDEND PAYMENT DATE" means, with respect to the Series F Preferred, any date on which dividends and distributions declared by the Board thereon are payable pursuant to the provisions of paragraph 2(a) of Article II of the Articles Supplementary of the Series F Preferred and shall have a correlative meaning with respect to any other class or series of Preferred Stock.



          "DIVIDEND PERIOD" means, with respect to Series F Preferred, the quarterly dividend and distribution specified in paragraph 1(a) of Article II of the Articles Supplementary for the Series F Preferred and, with respect to any other Preferred Stock issued by the Fund, the periods specified in or determinable by reference to the Articles Supplementary therefor.

          "ELIGIBLE ASSETS" means Moody's Eligible Assets (if Moody's is then rating the Series F Preferred at the request of the Fund), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Series F Preferred, whichever is applicable.






          "GOVERNING DOCUMENTS" means the Articles of Incorporation and the By-Laws.





















          "LIQUIDATION PREFERENCE" means $25 per share of Series F Preferred and will have a correlative meaning with respect to shares of any other class or series of Preferred Stock.



          "MARKET CAPITALIZATION" means, with respect to any issue of common stock, as of any date, the product of (i) the number of shares of such common stock issued and outstanding as of the close of business on the date of determination thereof and (ii) the Market Value per share of such common stock as of the close of business on the date of determination thereof.



          "MARKET VALUE" means the amount determined by the Fund with respect to specific Eligible Assets in accordance with valuation policies adopted from time to time by the Board as being in compliance with the requirements of the 1940 Act.



          Notwithstanding the foregoing, "Market Value" may, at the option of the Fund with respect to any of its assets, mean the amount determined with respect to specific Eligible Assets of the Fund in the manner set forth below:



          1. as to any common or preferred stock which is an Eligible Asset, (a) if the stock is traded on a national securities exchange or quoted on the NASDAQ National Market System, the last sales price reported on the Valuation Date or
(b) if there was no reported sales price on the Valuation Date, the price obtained from a Pricing Service as of the Valuation Date, or (c) if there was no reported sales price on the Valuation Date or price available from a Pricing Service, the lower of two bid prices for such stock provided to the Administrator by two recognized securities dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's) at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer -obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, or, if two bid prices cannot be obtained, such Eligible Asset will have a Market Value of zero;



          2. as to any U.S. Government Obligation, Short-Term Money Market Instrument (other than demand deposits, federal funds, bankers' acceptances and next Business Day repurchase agreements) and commercial paper with a maturity of greater than 60 days, the product of (a) the principal amount (accreted principal to the extent such instrument accretes interest) of such instrument and (b) the price provided by a Pricing Service or, if not obtainable through a Pricing Service, the lower of the bid prices for the same kind of instruments having, as nearly as practicable, comparable interest rates and maturities provided by two recognized securities dealers having minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's) to the administrator, at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, or, if two bid prices cannot be obtained, such Eligible Asset will have a Market Value of zero;


          3. as to cash, demand and timed deposits, federal funds, bankers' acceptances and next Business Day repurchase agreements included in Short-Term Money Market Instruments, the face value thereof;


          4. as to any U.S. Government Obligation, Short-Term Money Market Instrument or commercial paper with a maturity of 60 days or fewer, amortized cost unless the Board determines that such value does not constitute fair value; or



          5. as to any other evidence of indebtedness which is an Eligible Asset, (a) the product of (1) the unpaid principal balance of such indebtedness as of the Valuation Date and (2)(A) if such indebtedness is traded on a national securities exchange or quoted on the NASDAQ National Market System, the last sales price reported on the Valuation Date or (B) if there was no reported sales price on the Valuation Date and if such indebtedness is not traded on a national securities exchange or quoted on the NASDAQ National Market System, the price obtained from a Pricing Service as of the Valuation Date or (C) if there was no reported sales price on the Valuation Date or if such indebtedness is not traded on a national securities exchange or quoted on the NASDAQ National Market System, and a price was not obtainable from a Pricing Service as of the Valuation Date, the lower of two bid prices for such indebtedness provided by two recognized dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's) to the administrator of the Fund's assets, at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, plus (b) accrued interest on such indebtedness.


          Notwithstanding the foregoing, in the case of preferred stock that is rated by a single Rating Agency, "Market Value" shall have the meaning set forth in the governing documents of such preferred stock.












          "MOODY'S" means Moody's Investors Service, Inc. and its successors.



          "MOODY'S DISCOUNT FACTOR" has the meaning ascribed to it in "Moody's Guidelines."



          "MOODY'S ELIGIBLE ASSETS" has the meaning ascribed to it in "Moody's Guidelines."



          "MOODY'S HEDGING TRANSACTION" has the meaning ascribed to it in "Moody's Guidelines."



          "1940 ACT" means the Investment Company Act of 1940, as amended, or any successor statute.



          "1940 ACT ASSET COVERAGE" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding Series F Preferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends and distributions on its shares of common stock), determined on the basis of values calculated as of a time within 48 hours (not including Saturdays, Sundays or holidays) next preceding the time of such determination.















          "OTHER RATING AGENCY" means any rating agency other than Moody's then providing a rating for the Series F Preferred pursuant to the request of the Fund.



          "OTHER RATING AGENCY ELIGIBLE ASSETS" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the Series F Preferred.



          "OUTSTANDING" means, as of any date, Preferred Stock theretofore issued by the Fund except:


          (i) any such Preferred Stock theretofore cancelled by the Fund or delivered to the Fund for cancellation;


          (ii) any such share of Preferred Stock other than shares of Auction Rate Preferred (as defined in the Prospectus), as to which a notice of redemption will have been given and for whose payment at the redemption thereof Deposit Assets in the necessary amount are held by the Fund in trust for, or have been irrevocably deposited with the relevant disbursing agent for payment to, the holder of such stock pursuant to the Articles Supplementary with respect thereto;


          (iii) in the case of Auction Rate Preferred stock, any such shares theretofore delivered to the applicable auction agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the applicable paying agent sufficient funds to redeem such stock; and

          (iv) any such Preferred Stock in exchange for or in lieu of which other shares have been issued and delivered.


          Notwithstanding the foregoing, (x) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any shares of Preferred Stock as to which the Fund or any subsidiary is the holder, as applicable, will be disregarded and deemed not Outstanding; and
(y) in connection with any auction, any Auction Rate Preferred stock as to which the Fund or any Person known to the auction agent to be a subsidiary is the holder or Existing Holder, as applicable, will be disregarded and not deemed Outstanding.






          "PERSON" means and includes an individual, a partnership, the Fund, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

          "PREFERRED STOCK" means the preferred stock, par value $0.001 per share, of the Fund, and includes the Series F Preferred.






          "PRICING SERVICE" means any of the following: Bloomberg Financial Service, Bridge Information Services, Data Resources Inc., FT Interactive, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corp., Reuters, S&P/J.J. Kenny, Telerate, Trepp Pricing and Wood Gundy.



          "RATING AGENCY" means Moody's as long as Moody's is then rating the Series F Preferred at the request of the Fund, or any Other Rating Agency then rating the Series F Preferred at the request of the Fund.



          "RATING AGENCY GUIDELINES" has the meaning set forth in "Moody's Guidelines."



























          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute.









          "SERIES F PREFERRED" means the Fund's Series F Cumulative Preferred Stock, $0.001 par value per share and liquidation preference $25 per share.









          "SHORT-TERM MONEY MARKET INSTRUMENTS" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:


          (i) commercial paper rated A-1 if such commercial paper matures in 30 days, or A-1+ if such commercial paper matures in over 30 days;

          (ii) AAAm rated money market funds

          (iii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) or (C) A-1+ rated institutions;

          (iv) overnight funds; and

          (v)  U.S. Government Securities.


          Notwithstanding the foregoing, in the case of preferred stock that is rated by a single Rating Agency, "Short-Term Money Market Instruments" shall have the meaning set forth in the governing documents of such preferred stock.













































          "U.S. GOVERNMENT SECURITIES" means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.



          "VALUATION DATE" means the last Business Day of each month, or such other date as the Fund and Rating Agencies may agree to for purposes of determining the Basic Maintenance Amount. Notwithstanding the foregoing, in the case of preferred stock that is rated by a single Rating Agency, "Valuation Date" shall have the meaning set forth in the governing documents of such preferred stock.

                      GAMCO INVESTORS, INC. AND AFFILIATES

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

          Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.


          These procedures will be used by GAMCO Asset Management, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).


I. PROXY VOTING COMMITTEE


          The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Asset Management, Inc. in 1988 and updated periodically, a copy of which is appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2006, the members were:


Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC
Caesar M. P. Bryan, Portfolio Manager


Joshua W. Fenton, Director of Research



Peter D. Goldstein, Director of Regulatory Affairs


Douglas R. Jamieson, Chief Operating Officer of GAMCO
James E. McKee, General Counsel
Karyn-Marie Prylucki, Director of Proxy Voting Services
Christopher J. Michailoff, Deputy General Counsel


George Maldonado, Proxy Administrator


William S. Selby, Managing Director of GAMCO
Howard F. Ward, Portfolio Manager


          Mr. Joshua Fenton currently chairs the Committee. In his absence, the [_____] will chair the Committee. Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.



          In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ( "ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer's Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.


          All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.


          For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.



          Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.


          Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

          If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES


          If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the Proxy Voting Department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.


III. CLIENT RETENTION OF VOTING RIGHTS

          If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

          -    Operations

          -    Legal Department

          -    Proxy Department

          -    Investment professional assigned to the account


          In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. VOTING RECORDS

          The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

          A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

               Attn: Proxy Voting Department
               One Corporate Center
               Rye, New York 10580-1433

          The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. VOTING PROCEDURES

          1. Custodian banks, outside brokerage firms and First Clearing Corporation are responsible for forwarding proxies directly to GAMCO. Proxies are received in one of two forms:

          - Shareholder Vote Authorization Forms (VAFs) -- Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

          -    Proxy cards which may be voted directly.

          2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.


          3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on the record date, the custodian is requested to supply written verification.



          4. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account on an individual basis.


          Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

          PROXY EDGE RECORDS INCLUDE:

          Security Name and Cusip  Number
          Date and Type of Meeting (Annual, Special, Contest)
          Client Name
          Adviser or Fund Account Number
          Directors' Recommendation
          How GAMCO voted for the client on each issue
          The rationale for the vote when appropriate

          RECORDS PRIOR TO THE INSTITUTION OF THE PROXY EDGE SYSTEM INCLUDE:

          Security name
          Type of Meeting (Annual, Special, Contest)
          Date of Meeting
          Name of Custodian

          Name of Client
          Custodian Account Number
          Adviser or Fund Account Number


          Directors' Recommendation


          How the Adviser voted for the client on each issue
          Date the proxy statement was received and by whom Name of person posting the vote
          Date and method by which the vote was cast

          - From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

          5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

          6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.


          7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote in one of the following manners:


          - VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

          - When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

          8. In the case of a proxy contest, records are maintained for each opposing entity.


          9. Voting in Person. At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:


               -    Banks and brokerage firms using the services at ADP:


          A call is placed to ADP requesting legal proxies. The VAFs are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight mail. A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.


               -    Banks and brokerage firms issuing proxies directly:


          The bank is called and/or faxed and a legal proxy is requested. All legal proxies should appoint: "REPRESENTATIVE OF WITH FULL POWER OF SUBSTITUTION."



          The legal proxies are given to the person attending the meeting along with the following supplemental material:


          - A limited Power of Attorney appointing the attendee an Adviser representative.


          - A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e., determine if the votes have previously been cast, if the votes have been rescinded, etc.).


          -    A sample ERISA and Individual contract.

          -    A sample of the annual authorization to vote proxies form.

          -    A copy of our most recent Schedule 13D filing (if applicable).

                             PROXY VOTING GUIDELINES

                            GENERAL POLICY STATEMENT

          It is the policy of GAMCO Investors Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

          At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.


          We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short- and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.


BOARD OF DIRECTORS

          The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

          Factors taken into consideration include:


               - Historical responsiveness to shareholders. This may include such areas as:


               -    Paying greenmail

               - Failure to adopt shareholder resolutions receiving a majority of shareholder votes

               -    Qualifications

               -    Nominating committee in place

               -    Number of outside directors on the board

               -    Attendance at meetings

               -    Overall performance

SELECTION OF AUDITORS

          In general, we support the Board of Directors' recommendation for auditors.

BLANK CHECK PREFERRED STOCK

          We oppose the issuance of blank check preferred stock.

          Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

          A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

          While a classified board promotes continuity of directors facilitating long-range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.


          Where a classified board is in place we will generally not support attempts to change to an annually elected board. When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

          The request to increase the amount of outstanding shares is considered on a case-by-case basis. Factors taken into consideration include:

          -    Future use of additional shares

               -    Stock split

               -    Stock option or other executive compensation plan

               -    Finance growth of company/strengthen balance sheet

               -    Aid in restructuring

               -    Improve credit rating

               -    Implement a poison pill or other takeover defense

          - Amount of stock currently authorized but not yet issued or reserved for stock option plans

          - Amount of additional stock to be authorized and its dilutive effect

          We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

          We support the idea that a shareholder's identity and vote should be treated with confidentiality.

          However, we look at this issue on a case-by-case basis.

          In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

          In general, we support cumulative voting.


          Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

          Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

          Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

          We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

          The Commission's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

          Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.


          We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits. Provisions are reviewed on a case-by-case basis.


GOLDEN PARACHUTES

          Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.


          We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in management losing their jobs. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.


          Note: Congress has imposed a tax on any parachute that is more than three times the executive's average annual compensation.

ANTI-GREENMAIL PROPOSALS

          We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

          We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

          This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

          As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

          Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS


          Each of the above is considered on a case-by-case basis. According to the United States Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long-term interests of the shareholders.


MILITARY ISSUES

          Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

          In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND


          Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination against Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.


          In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.


OPT-OUT OF STATE ANTI-TAKEOVER LAW


          This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

          We consider this on a case-by-case basis. Our decision will be based on the following:


               -    State of incorporation


               -    Management history of responsiveness to shareholders

               -    Other mitigating factors

POISON PILL

          In general, we do not endorse poison pills.

          In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

          Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

          Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

               -    Dilution of voting power or earnings per share by more than
                    10%

               -    Kind of stock to be awarded, to whom, when and how much

               -    Method of payment

               - Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

          Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements.

Supermajority requirements often exceed the average level of shareholder participation. We support proposal approval by a simple majority of the shares voting.



LIMIT SHAREHOLDERS' RIGHT TO ACT BY WRITTEN CONSENT



          Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect the proposed action at a shareholder meeting.


          Reviewed on a case-by-case basis.

                                     PART C
                                OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1.   Financial Statements (11)

     (a)  Portfolio of Investments

     (b)  Statement of Assets and Liabilities

     (c)  Statement of Operations

     (d)  Statement of Changes in Net Assets for the year

     (e) Financial highlights for a share outstanding throughout the periods 1996 through June 30, 2006

     (f)  Notes to Financial Statements

     (g)  Report of Independent Accountants

2.   Exhibits

     (a)  (i)  Articles of Incorporation (2)

          (ii) Articles Supplementary for the Series B 7.20% Cumulative Preferred Stock (3)

          (iii) Articles Supplementary for the Series C Auction Rate Preferred Cumulative Stock (5)

          (iv) Articles Supplementary for the Series D 5.875% Cumulative Preferred Stock (11)

          (v) Articles Supplementary for the Series E Auction Rate Preferred Cumulative Preferred Stock (11)

          (vi) Articles Supplementary for the Series F [ ] Cumulative Preferred Stock (11)

          (vii) Articles of Amendment dated May 12, 2004 to the Articles of Incorporation (8)

          (viii) Articles of Amendment dated September 12, 2005 to the Articles of Incorporation (9)

     (b)  Amended and Restated By-Laws of Registrant (9)

     (c)  Not applicable

     (d)  Specimen Stock Certificate:

          (i)  Form of certificate for Common Stock, par value $.001 per share
               (6)

          (ii) 7.20% Tax Advantaged Series B Cumulative Preferred Stock (3)

          (iii) Series C Auction Rate Cumulative Preferred Stock (5)

          (iv) 5.875% Series D Cumulative Preferred Stock (7)

          (v)  Series E Auction Rate Cumulative Preferred Stock (7)

          (vi) Form of Certificate for Series F _____% Cumulative Preferred Stock (11)

     (e) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of The Gabelli Equity Trust Inc. (the "Registrant") (2)

     (f)  Not applicable

     (g) Investment Advisory Agreement between Registrant and Gabelli Funds, LLC (the "Investment Adviser") (6)

     (h)  Form of Underwriting Agreement (11)

     (i)  Not applicable

     (j) Custodian Contract between Registrant and Mellon Trust of New England, N.A. (6)

     (k) (i) Registrar, Transfer Agency and Service Agreement between Registrant and Computershare Shareholder Services, Inc. (6)

          (ii) Transfer Agent and Registrar Services Fee Agreement between Registrant and Computershare Shareholder Services, Inc. (6)

          (iii) Sub-Administration Agreement between the Registrant and PFPC, Inc. (11)

          (iv) Form of Auction Agency Agreement for the Series C Auction Rate Cumulative Preferred Stock (5)

          (v) Form of Auction Agency Agreement for the Series E Auction Rate Cumulative Preferred Stock (7)

          (vi) Form of Broker-Dealer Agreement for the Series C Auction Rate Cumulative Preferred Stock (5)

          (vii) Form of Broker-Dealer Agreement for the Series E Auction Rate Cumulative Preferred Stock (7)

          (viii) Form of DTC Agreement (11)

     (l)  (i)  Opinion and Consent of Willkie Farr & Gallagher LLP (11)

          (ii) Opinion and Consent of Venable LLP (11)

     (m)  Not applicable

     (n)  (i)  Consent of Independent Registered Public Accounting Firm (11)

          (ii) Powers of Attorney (10)

     (o)  Not applicable

     (p)  Not applicable

     (q)  Not applicable

     (r)  Codes of Ethics of the Registrant and the Investment Adviser (4)

1. Incorporated by reference to the Registrant's semi-annual report filed September 6, 2006 on form N-CSRS (File No. 811-4700) and the Registrant's annual report filed on March 13, 2006 on form N-CSR (File No. 811-04700).

2. Incorporated by reference to the Registrant's Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 (File Nos. 33 3-4595 1 and 811-4700); as filed with the Securities and Exchange Commission on February 10, 1998.

3. Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File Nos. 333-47012 and 811-4700); as filed with the Securities and Exchange Commission on June 11, 2001.

4. Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 (File Nos. 333-62323 and 811-4700); as filed with the Securities and Exchange Commission on December 12, 2000.

5. Incorporated by reference to the Registrant's Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2 (File Nos. 333-86554 and 811-4700); as filed with the Securities and Exchange Commission on June 25, 2002.

6. Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File Nos. 333-62323 and 811-4700); as filed with the Securities and Exchange Commission on October 13, 1995.

7. Incorporated by reference to the Registrant's Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 (File Nos. 333-106081 and 8114700); as filed with the Securities and Exchange Commission on October 1, 2003.

8. Incorporated by reference to the Registrant's Registration Statement on Form N-14 (File Nos. 333-126111) as filed with the Securities and Exchange Commission on June 24, 2005.

9. Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File Nos. 333-127724 and 811-04700) as filed with the Securities and Exchange Commission on September 14, 2005.

10. Incorporated by reference to the Registrant's Registration Statement on N-2 (File Nos. 333-137298 and 811-04700) as filed with the Securities and Exchange Commission on September 13, 2006.

11.  To be filed by amendment.

Item 26. Marketing Arrangements

          Please refer to exhibit 2(h) of this Registration Statement

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement

SEC registration fees                   $[ ]
New York  Stock  Exchange listing fee   $[ ]
Rating Agency fees                      $[ ]
Printing expenses                       $[ ]
Postage and mailing expenses            $[ ]
Auditing fees and expenses              $[ ]
Legal fees and expenses                 $[ ]
Miscellaneous                           $[ ]
Total                                   $[ ]

Item 28. Persons Controlled by or Under Common Control with Registrant

          NONE

Item 29. Number of Holders of Securities as of ___________, 2006:

                                     Number of
Class of Stock                    Record Holders
--------------                    --------------
Common Stock                            [ ]
Series B Preferred                      [ ]
Series C Auction Rate Preferred         [ ]
Series D Preferred                      [ ]
Series E Auction Rate Preferred         [ ]

Item 30. Indemnification

          The response to this Item is incorporated by reference to the caption "Management of the Fund - Limitation of Officers' and Directors' Liability" in the Part B of this Registration Statement.

          Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

          The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the 1940 Act (Commission File No. 801-37706).

Item 32. Location of Accounts and Records

          The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Custodian, Mellon Trust of New England, N.A., 135 Santilli Highway, Everett, Massachusetts 02149, in part at the offices of the Registrant's Sub-Administrator, PFPC, Inc, 400 Bellevue Parkway, Wilmington, Delaware, 19808, and in part at the offices of Computershare Shareholder Services, Inc., N.A., PO Box 43025, Providence, RI 02940-3025.

Item 33. Management Services

          Not applicable.

Item 34. Undertakings

1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.   Not applicable.

3.   Not applicable.

4.   Not applicable.

5. a. Registrant undertakes that, for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

     b. Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                   SIGNATURES

          As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 2nd day of November, 2006.

                                        THE GABELLI EQUITY TRUST INC.


                                        By: /s/ Bruce N. Alpert
                                            ------------------------------------
                                            Bruce N. Alpert
                                            President and Principal Executive
                                            Officer

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates set forth below.

              Signature                          Title                  Date
              ---------                          -----                  ----


                  *                     Director and Chairman     November 2, 2006
-------------------------------------
Mario J. Gabelli


/s/ Agnes Mullady                       Treasurer and Principal   November 2, 2006
-------------------------------------   Financial Officer


                  *                     Director                  November 2, 2006
-------------------------------------
Thomas E. Bratter


                  *                     Director                  November 2, 2006
-------------------------------------
Anthony J. Colavita


                  *                     Director                  November 2, 2006
-------------------------------------
James P. Conn


                  *                     Director                  November 2, 2006
-------------------------------------
Frank J. Fahrenkopf, Jr.


                  *                     Director                  November 2, 2006
-------------------------------------
Arthur V. Ferrara


                  *                     Director                  November 2, 2006
-------------------------------------
Anthony R. Pustorino


                  *                     Director                  November 2, 2006
-------------------------------------
Salvatore J. Zizza


/s/ Bruce N. Alpert
-------------------------------------
Bruce N. Alpert
Attorney-in-Fact

*    Pursuant to a Power of Attorney